CREDIT SUISSE FUNDS

Prospectus

Class A, B and C Shares

March 1, 2010

■  CREDIT SUISSE
LARGE CAP VALUE FUND

CLASS A SHARES: WFGIX

CLASS B SHARES: WGIBX

CLASS C SHARES: CVUCX

■  CREDIT SUISSE
SMALL CAP CORE FUND

CLASS A SHARES: WFAGX

CLASS B SHARES: WSCBX

CLASS C SHARES: CCPCX

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

CREDIT SUISSE LARGE CAP VALUE FUND	5

INVESTMENT OBJECTIVE	5

FEES AND FUND EXPENSES	5

EXAMPLE	6

PORTFOLIO TURNOVER	6

PRINCIPAL INVESTMENT STRATEGIES	7

PRINCIPAL RISKS OF INVESTING IN THE FUND	8

PERFORMANCE SUMMARY	10

MANAGEMENT	12

PURCHASE AND SALE OF FUND SHARES	13

TAX INFORMATION	14

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES	14

CREDIT SUISSE SMALL CAP CORE FUND	15

INVESTMENT OBJECTIVE	15

FEES AND FUND EXPENSES	15

EXAMPLE	16

PORTFOLIO TURNOVER	16

PRINCIPAL INVESTMENT STRATEGIES	17

PRINCIPAL RISKS OF INVESTING IN THE FUND	18

PERFORMANCE SUMMARY	20

MANAGEMENT	22

PURCHASE AND SALE OF FUND SHARES	23

TAX INFORMATION	24

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES	24

THE FUNDS IN DETAIL	25

The Management Firm	25

Multi-Class Structure	25

LARGE CAP VALUE FUND	26

3

CONTENTS

SMALL CAP CORE FUND	30

CERTAIN INVESTMENT PRACTICES	34

FINANCIAL HIGHLIGHTS	38

MEET THE MANAGERS	44

MORE ABOUT YOUR FUND	45

Share Valuation	45

Distributions	46

Taxes	46

CHOOSING A CLASS OF SHARES	48

BUYING AND SELLING SHARES	50

SHAREHOLDER SERVICES	53

OTHER POLICIES	54

OTHER SHAREHOLDER INFORMATION	56

OTHER INFORMATION	63

About the Distributor	63

FOR MORE INFORMATION	back cover

4

CREDIT SUISSE LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation and continuity of income.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 56 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 57 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS B	CLASS C
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	4.00%[2]	1.00%[3]
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.50%
Distribution and service (12b-1) fee	0.25%	1.00%	1.00%
Other expenses	0.69%	0.69%	0.69%
Total annual fund operating expenses	1.44%	2.19%	2.19%

  1  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  4% during the first year decreasing 1% annually to 0% after the fourth year.

  3  1% during the first year.

5

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$713	$1,004	$1,317	$2,200
CLASS B (redemption at end of period)	$622	$885	$1,175	$2,334
CLASS B (no redemption)	$222	$685	$1,175	$2,334
CLASS C (redemption at end of period)	$322	$685	$1,175	$2,524
CLASS C (no redemption)	$222	$685	$1,175	$2,524

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 489% of the average value of its portfolio.

6

PRINCIPAL INVESTMENT STRATEGIES

The fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations. The fund uses proprietary quantitative models designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks and

■  help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The fund maintains investment attributes similar to those of the Russell 1000® Value Index and intends to limit its divergence from that index in terms of market, industry and sector exposures.

7

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

8

MODEL RISK

Each fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the fund achieve its investment objectives, causing the fund to underperform its benchmark or other funds with a similar investment objective.

PORTFOLIO TURNOVER RISK

Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

STYLE RISK

The fund favors companies that are represented in the Russell 1000® Value Index or that have similar attributes and capitalizations to companies in that index. Such stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "growth" or smaller cap value stocks.

9

PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower than those shown. Sales loads are reflected in the returns shown below. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 877-870-2874.

*    The fund adopted new investment strategies effective December 1, 2006 so that its holdings are selected using quantitative stock selection models rather than a more traditional fundamental analysis approach. Performance information for periods prior to December 1, 2006 does not reflect the current investment strategies.

10

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/09:	ONE YEAR 2009	FIVE YEARS 2005-2009	TEN YEARS 2000-2009	LIFE OF CLASS	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	27.22%	1.18%	2.33%	—
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	26.62%	-1.17%	0.49%	—
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	17.62%	0.55%	1.55%	—
CLASS B RETURN BEFORE TAXES	26.25%	0.43%	1.56%	—
CLASS C RETURN BEFORE TAXES	26.26%	0.43%	N/A	2.68%	2/28/00
RUSSELL 1000® VALUE INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	19.69%	-0.25%	2.47%	—

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

11

MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Quantitative Equities Group is responsible for the day-to-day portfolio management of the fund. Jordan Low, Director of Credit Suisse, Constantin Filitti, Ph.D., Director of Credit Suisse, and Timothy Schwider, Ph.D., Director of Credit Suisse, are portfolio managers of the Credit Suisse Quantitative Equities Group. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the fund since February 2008. Mr. Filitti and Mr. Schwider have been portfolio managers for the fund since October 2009.

12

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The fund's initial investment minimums for each class generally are as follows:

General	$2,500

IRAs	$500

Retirement plan programs	None

The fund's subsequent investment minimums for each class generally are as follows:

General	$100

IRAs	$100 ($50 for electronic transfers (ACH))

Retirement plan programs	None

Your financial representative may impose different investment minimum amount requirements.

You should contact your financial representative to redeem shares of the fund. For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 877-870-2874).

13

TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase the fund through a broker/dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

14

CREDIT SUISSE SMALL CAP CORE FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of growth of capital.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 56 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 57 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS B	CLASS C
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	4.00%[2]	1.00%[3]
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange) (for shares redeemed or exchanged within 30 days from date of purchase)	2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%	0.70%	0.70%
Distribution and service (12b-1) fee	0.25%	1.00%	1.00%
Other expenses	0.90%	0.90%	0.90%
Total annual fund operating expenses	1.85%	2.60%	2.60%

  1  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  4% during the first year decreasing 1% annually to 0% after the fourth year.

  3  1% during the first year.

15

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$752	$1,123	$1,518	$2,619
CLASS B (redemption at end of period)	$663	$1,008	$1,380	$2,752
CLASS B (no redemption)	$263	$808	$1,380	$2,752
CLASS C (redemption at end of period)	$363	$808	$1,380	$2,934
CLASS C (no redemption)	$263	$808	$1,380	$2,934

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 423% of the average value of its portfolio.

16

PRINCIPAL INVESTMENT STRATEGIES

The fund invests at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The fund uses proprietary quantitative models designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks and

■  help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The fund maintains investment attributes similar to those of the Standard & Poor's SmallCap 600® Index and intends to limit its divergence from that index in terms of market, industry and sector exposures.

17

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

18

MODEL RISK

Each fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the fund achieve its investment objectives, causing the fund to underperform its benchmark or other funds with a similar investment objective.

PORTFOLIO TURNOVER RISK

Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

START UP AND OTHER SMALL COMPANIES

Start up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

19

PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower than those shown. Sales loads are reflected in the returns shown below. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 877-870-2874.

*    The fund adopted new investment strategies effective December 1, 2006 so that its holdings are selected using quantitative stock selection models rather than a more traditional fundamental analysis approach. Performance information for periods prior to December 1, 2006 does not reflect the current investment strategies.

20

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/09:	ONE YEAR 2009	FIVE YEARS 2005-2009	TEN YEARS 2000-2009	LIFE OF CLASS	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	21.76%	-1.33%	6.41%	—
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	21.76%	-3.54%	4.05%	—
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	14.14%	-1.04%	5.14%	—
CLASS B RETURN BEFORE TAXES	20.97%	-2.06%	5.62%	—
CLASS C RETURN BEFORE TAXES	20.86%	-2.08%	N/A	6.20%	2/28/00
STANDARD & POOR'S SMALL CAP 600® INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	25.57%	1.37%	6.37%	—

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA"). In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

21

MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Quantitative Equities Group is responsible for the day-to-day portfolio management of the fund. Jordan Low, Director of Credit Suisse, Constantin Filitti, Ph.D., Director of Credit Suisse, and Timothy Schwider, Ph.D., Director of Credit Suisse, are portfolio managers of the Credit Suisse Quantitative Equities Group. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the fund since February 2008. Mr. Filitti and Mr. Schwider have been portfolio managers for the fund since October 2009.

22

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The fund's initial investment minimums for each class generally are as follows:

General	$2,500

IRAs	$500

Retirement plan programs	None

The fund's subsequent investment minimums for each class generally are as follows:

General	$100

IRAs	$100 ($50 for electronic transfers (ACH))

Retirement plan programs	None

Your financial representative may impose different investment minimum amount requirements.

You should contact your financial representative to redeem shares of the fund. For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 877-870-2874).

23

TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase the fund through a broker/dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

24

THE FUNDS IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the funds

■  Responsible for managing the funds' assets according to their goals and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory environments

The Large Cap Value Fund pays advisory fees at the annual rate of 0.50% of its average net assets. The Small Cap Core Fund pays advisory fees at the annual rate of the lower of (a) 0.70% of average daily net assets; or (b) 0.875% of its average daily net assets up to $100 million; 0.75% of its average daily net assets in excess of $100 million but less than $200 million; and 0.625% of its average daily net assets over $200 million. For the 2009 fiscal year, the Large Cap Value Fund and the Small Cap Core Fund paid Credit Suisse 0.36% and 0.40%, respectively, of average net assets for advisory services.

Credit Suisse will waive fees and reimburse expenses so that the Large Cap Value Fund's annual operating expenses will not exceed 1.30% of the fund's average daily net assets for Class A shares and 2.05% of the fund's average daily net assets for each of Class B and Class C shares. Credit Suisse will waive fees and reimburse expenses so that the Small Cap Core Fund's annual operating expenses will not exceed 1.55% of the fund's average daily net assets for Class A shares and 2.30% of the fund's average daily net assets for each of Class B and Class C shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract for each fund is available in the funds' Semi-Annual Reports to shareholders for the period ended April 30, 2009.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

■   MULTI-CLASS STRUCTURE

This Prospectus offers Class A, B and C shares of the funds, which are sold through financial intermediaries and other financial services firms and are sold with a front-end sales load (Class A) or a contingent deferred sales charge imposed on redemptions within specified time periods (Classes B and C). The Large Cap Value Fund offers Advisor Class shares through a separate Prospectus. The Small Cap Core Fund offers Common Class shares through a separate Prospectus. Large

25

LARGE CAP VALUE FUND

Cap Value Fund Advisor Class shares are sold to eligible investors directly or through financial intermediaries with no front end or deferred sales charges but with ongoing service and distribution fees of 0.50% per annum. Small Cap Core Fund Common Class shares are sold with no front-end or deferred sales charges and with ongoing service fees of 0.25% per annum but are closed to new investors, except for shareholders who held Common Class shares as of the close of business on December 12, 2001 and other eligible investors as described later in the Prospectus on page 62. Eligible investors may be able to purchase Common Class shares through certain intermediaries or directly from the Small Cap Core Fund.

■   GOAL AND STRATEGIES

The fund seeks long-term capital appreciation and continuity of income. To pursue its goal, under normal market conditions the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies").

The fund follows quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The fund's portfolio managers select securities for the fund using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks and

■  help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio managers will apply the proprietary quantitative models to companies that are represented in the Russell 1000® Value Index (the "Russell Index"), as well as other companies with similar attributes and capitalizations to the companies in the Russell Index. A stock may be overweighted or underweighted in relation to the Russell Index based on the expected return and risks associated with that stock, both considered relative to the fund as a whole, among other characteristics. In general, the fund maintains investment attributes that are similar to those of the Russell Index, and limits its divergence from the Russell Index in terms of market, industry and sector exposures.

The fund considers a large company to be one that is represented in the Russell Index or has similar attributes and capitalizations to companies in the Russell Index. As of December 31, 2009, the market capitalizations of companies in the Russell Index were $262.55 million to $322.67 billion. Some companies may fall outside the

26

definition of large company after the fund has purchased their securities. These companies continue to be considered large for purposes of the fund's minimum 80% allocation to large company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. The percentage of assets invested in various types of securities may be changed from time to time by the portfolio managers.

The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

The fund's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

■   PORTFOLIO INVESTMENTS

The fund invests in:

■  common stock

■  preferred stock

■  securities convertible into common stock

The fund invests in both listed and unlisted securities. The fund may also invest up to 10% of its net assets in non-U.S. securities and up to 10% in restricted securities. To a limited extent it may also engage in other investment practices, such as writing covered call options on securities or stock indices for hedging purposes.

■   RISK FACTORS

INTRODUCTION

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

■   PRINCIPAL RISK FACTORS

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

Model Risk The fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the fund achieve its investment objectives, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Portfolio Turnover Risk Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their

27

tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Style Risk The fund favors companies that are represented in the Russell 1000® Value Index or that have similar attributes and capitalizations to companies in that index. Such stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "growth" or smaller cap value stocks.

■   OTHER RISK FACTORS

Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

Correlation Risk Changes in the value of a hedging instrument may not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a

28

negative effect on fund management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the fund's performance.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

■   INVESTOR PROFILE

The fund is designed for investors who:

■  have longer time horizons

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are looking for growth or capital appreciation

■  want to diversify their portfolios into common stocks

The fund may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

29

SMALL CAP CORE FUND

■   GOAL AND STRATEGIES

The fund seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies.

The fund follows quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The fund's portfolio managers select securities for the fund using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks and

■  help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio managers will apply the proprietary quantitative models to companies that are represented in the Standard & Poor's SmallCap 600® (the "S&P 600 Index"), as well as other companies with similar attributes and capitalizations to the companies in the S&P 600 Index. A stock may be overweighted or underweighted in relation to the S&P 600 Index based on the expected return and risks associated with that stock, both considered relative to the fund as a whole, among other characteristics. In general, the fund maintains investment attributes that are similar to those of the S&P 600 Index, and limits its divergence from the S&P 600 Index in terms of market, industry and sector exposures.

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

"Small cap" companies, for purposes of this fund, are considered to be companies that are represented in the S&P 600 Index or have similar attributes and capitalizations to companies in the S&P 600 Index. As of December 31, 2009, the market capitalizations of companies in the S&P 600 Index were $44.84 million to $2.80 billion.

Some companies may outgrow the definition of a "small" company after the fund has purchased their securities. These companies continue to be considered "small cap" for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the S&P 600 Index.

30

The fund's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

■   PORTFOLIO INVESTMENTS

The fund invests primarily in:

■  common stock

■  preferred stock

■  securities convertible into common stocks

■  securities such as warrants, whose values are based on common stock

The fund may invest in unlisted securities and securities traded over-the-counter. The fund may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

■   RISK FACTORS

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

■   PRINCIPAL RISK FACTORS

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

Model Risk The fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the fund achieve its investment objectives, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Portfolio Turnover Risk Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Start Up and Other Small Companies Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

■   OTHER RISK FACTORS

Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local

31

investors. This could limit the attractive investment opportunities available to a fund.

Correlation Risk Changes in the value of a hedging instrument may not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

32

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the fund's performance.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

■   INVESTOR PROFILE

The fund is designed for investors who:

■  have longer time horizons

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are looking for growth or capital appreciation

■  want to diversify their portfolios into common stocks

The fund may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

33

CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

	LARGE CAP VALUE FUND	SMALL CAP CORE FUND
INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%	33 1/3%

Country/region focus Investing a significant portion of fund assets in a single country or region.
Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund. Currency, market,
political risks.	☐	☐

Currency hedging Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
Swaps involve the right or obligation to receive or make payments based on two different
currency rates. Correlation, credit, currency, hedged exposure, liquidity, political, valuation risks.	☐	☐

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity,
market, operational, political, valuation risks.	☐	☐

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market
movements or negative company or industry events. Liquidity, market, valuation risks.	■	■

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	10%	20%

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

—  Not permitted

34

	LARGE CAP VALUE FUND	SMALL CAP CORE FUND
INVESTMENT PRACTICE	LIMIT
Futures and options on futures Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate a fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency, hedged
exposure, interest rate, market, speculative exposure risks.[2]	☐	☐

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period.[1] Correlation, credit, hedged exposure, liquidity, market speculative exposure, valuation risks.	5%	10%

Privatization programs Foreign governments may sell all or part of their interests in enterprises they own or control. Access, currency, information, liquidity, operational, political,
valuation risks.	☐	☐

Real estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Credit, liquidity,
interest rate, market risks.	☐	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	10%	15%

Sector concentration Investing more than 25% of a fund's net assets in a market sector.
Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and
other developments affecting the sector will have a greater effect on a fund.	☐	☐

Securities lending Lending fund securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	☐	☐

35

	LARGE CAP VALUE FUND	SMALL CAP CORE FUND
INVESTMENT PRACTICE	LIMIT
Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform smaller mutual funds that do not take short positions. Liquidity, market, speculative exposure risks.	—	☐

Short sales "against the box" A short sale when a fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%	10%

Short-term trading Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains
distributions could raise shareholders' income tax liability.	☐	☐

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt a fund's performance if the anticipated benefits of the special situation do not materialize.
Information, market risks.	☐	■

Start-up and other small companies Companies with small relative market capitalizations. Information, liquidity, market, valuation risks.	☐	■

Structured instruments Swaps, structured securities and other instruments that allow a fund to gain access to the performance of a benchmark asset (such as an index or selected stocks)
where the fund's direct investment is restricted. Credit, currency, information, interest rate,
liquidity, market, political, speculative exposure, valuation risks.	☐	☐

36

	LARGE CAP VALUE FUND	SMALL CAP CORE FUND
INVESTMENT PRACTICE	LIMIT
Technology companies Companies which may benefit significantly from advances or improvements in technology. Liquidity, market, valuation risks.	☐	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	—	5%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	☐	☐

1  A fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

37

FINANCIAL HIGHLIGHTS

The financial highlights tables show the audited financial performance of each fund for up to five years. Certain information in the tables reflects results for a single share of a fund. Total return in the tables represents how much you would have earned or lost on an investment in a fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below have been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on a fund's financial statements is included in that fund's Annual Report. The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

CREDIT SUISSE LARGE CAP VALUE FUND CLASS A YEAR ENDED:	10/09	10/08	10/07	10/06	10/05
Per share data
Net asset value, beginning of year	$9.95	$19.28	$22.03	$21.05	$20.05
Investment Operations
Net investment income[1]	0.13	0.23	0.22	0.22	0.19
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	1.18	(6.14)	1.69	3.45	2.33
Total from investment operations	1.31	(5.91)	1.91	3.67	2.52
Less Dividends and Distributions
Dividends from net investment income	(0.13)	(0.22)	(0.21)	(0.21)	(0.20)
Distributions from net realized gains	—	(3.20)	(4.45)	(2.48)	(1.32)
Total dividends and distributions	(0.13)	(3.42)	(4.66)	(2.69)	(1.52)
Net asset value, end of year	$11.13	$9.95	$19.28	$22.03	$21.05
Total return[2]	13.43%	(36.46)%	10.32%	19.18%	13.06%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$150,638	$150,304	$280,329	$305,866	$300,777
Ratio of expenses to average net assets	1.30%	1.16%	1.07%	1.14%	1.16%
Ratio of net investment income to average net assets	1.38%	1.63%	1.12%	1.12%	0.91%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.14%	—	—	—	—
Portfolio turnover rate	489%	179%	163%	78%	58%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

38

CREDIT SUISSE LARGE CAP VALUE FUND CLASS B YEAR ENDED:	10/09	10/08	10/07	10/06	10/05
Per share data
Net asset value, beginning of year	$9.73	$18.92	$21.70	$20.78	$19.81
Investment Operations
Net investment income[1]	0.06	0.12	0.07	0.07	0.04
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	1.14	(6.00)	1.66	3.39	2.30
Total from investment operations	1.20	(5.88)	1.73	3.46	2.34
Less Dividends and Distributions
Dividends from net investment income	(0.08)	(0.11)	(0.06)	(0.06)	(0.05)
Distributions from net realized gains	—	(3.20)	(4.45)	(2.48)	(1.32)
Total dividends and distributions	(0.08)	(3.31)	(4.51)	(2.54)	(1.37)
Net asset value, end of year	$10.85	$9.73	$18.92	$21.70	$20.78
Total return[2]	12.54%	(36.93)%	9.49%	18.25%	12.23%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$2,372	$2,864	$9,224	$14,994	$20,057
Ratio of expenses to average net assets	2.05%	1.91%	1.82%	1.89%	1.91%
Ratio of net investment income to average net assets	0.66%	0.89%	0.39%	0.37%	0.15%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.14%	—	—	—	—
Portfolio turnover rate	489%	179%	163%	78%	58%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

39

CREDIT SUISSE LARGE CAP VALUE FUND CLASS C YEAR ENDED:	10/09	10/08	10/07	10/06	10/05
Per share data
Net asset value, beginning of year	$9.65	$18.79	$21.58	$20.68	$19.72
Investment Operations
Net investment income[1]	0.06	0.12	0.07	0.07	0.03
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	1.13	(5.95)	1.65	3.37	2.30
Total from investment operations	1.19	(5.83)	1.72	3.44	2.33
Less Dividends and Distributions
Dividends from net investment income	(0.08)	(0.11)	(0.06)	(0.06)	(0.05)
Distributions from net realized gains	—	(3.20)	(4.45)	(2.48)	(1.32)
Total dividends and distributions	(0.08)	(3.31)	(4.51)	(2.54)	(1.37)
Net asset value, end of year	$10.76	$9.65	$18.79	$21.58	$20.68
Total return[2]	12.55%	(36.91)%	9.50%	18.25%	12.23%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$954	$972	$2,140	$2,618	$3,638
Ratio of expenses to average net assets	2.05%	1.91%	1.82%	1.89%	1.91%
Ratio of net investment income to average net assets	0.63%	0.89%	0.39%	0.37%	0.15%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.14%	—	—	—	—
Portfolio turnover rate	489%	179%	163%	78%	58%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

40

CREDIT SUISSE SMALL CAP CORE FUND CLASS A YEAR ENDED:	10/09	10/08	10/07	10/06	10/05
Per share data
Net asset value, beginning of year	$9.32	$22.57	$24.44	$23.94	$22.75
Investment Operations
Net investment income (loss)[1]	(0.01)	0.01	(0.08)	0.12	(0.04)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(0.08)	(5.60)	2.18	2.85	3.42
Total from investment operations	(0.09)	(5.59)	2.10	2.97	3.38
Redemption Fees	0.00[2]	0.00[2]	—	—	—
Less Dividends and Distributions
Dividends from net investment income	—	—	(0.11)	—	—
Distributions from net realized gains	—	(7.66)	(3.86)	(2.47)	(2.19)
Distributions from return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.01)	(7.66)	(3.97)	(2.47)	(2.19)
Net asset value, end of year	$9.22	$9.32	$22.57	$24.44	$23.94
Total return[3]	(1.01)%	(34.44)%	9.61%	13.22%	15.54%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$60,426	$79,414	$169,076	$263,006	$227,166
Ratio of expenses to average net assets	1.55%	1.47%	1.35%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets	(0.14)%	0.10%	(0.38)%	0.47%	(0.16)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.30%	—	—	—	—
Portfolio turnover rate	423%	195%	262%	67%	43%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

41

CREDIT SUISSE SMALL CAP CORE FUND CLASS B YEAR ENDED:	10/09	10/08	10/07	10/06	10/05
Per share data
Net asset value, beginning of year	$7.51	$19.91	$22.07	$21.99	$21.20
Investment Operations
Net investment loss[1]	(0.06)	(0.07)	(0.22)	(0.06)	(0.20)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(0.07)	(4.67)	1.93	2.61	3.17
Total from investment operations	(0.13)	(4.74)	1.71	2.55	2.97
Less Dividends and Distributions
Dividends from net investment income	—	—	(0.01)	—	—
Distributions from net realized gains	—	(7.66)	(3.86)	(2.47)	(2.18)
Distributions from return of capital	(0.00)[2]	—	—	—	—
Total dividends and distributions	(0.00)[2]	(7.66)	(3.87)	(2.47)	(2.18)
Net asset value, end of year	$7.38	$7.51	$19.91	$22.07	$21.99
Total return[3]	(1.72)%	(34.96)%	8.74%	12.41%	14.72%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$3,038	$3,981	$9,122	$12,465	$18,133
Ratio of expenses to average net assets	2.30%	2.23%	2.10%	2.12%	2.13%
Ratio of net investment loss to average net assets	(0.89)%	(0.65)%	(1.13)%	(0.28)%	(0.91)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.30%	—	—	—	—
Portfolio turnover rate	423%	195%	262%	67%	43%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $(0.01) per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

42

CREDIT SUISSE SMALL CAP CORE FUND CLASS C YEAR ENDED:	10/09	10/08	10/07	10/06	10/05
Per share data
Net asset value, beginning of year	$7.44	$19.80	$21.97	$21.91	$21.13
Investment Operations
Net investment loss[1]	(0.06)	(0.07)	(0.22)	(0.06)	(0.20)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(0.07)	(4.63)	1.92	2.59	3.16
Total from investment operations	(0.13)	(4.70)	1.70	2.53	2.96
Redemption Fees	0.00[2]	0.00[2]	—	—	—
Less Dividends and Distributions
Dividends from net investment income	—	—	(0.01)	—	—
Distributions from net realized gains	—	(7.66)	(3.86)	(2.47)	(2.18)
Distributions from return of capital	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.00)[3]	(7.66)	(3.87)	(2.47)	(2.18)
Net asset value, end of year	$7.31	$7.44	$19.80	$21.97	$21.91
Total return[4]	(1.73)%	(34.95)%	8.74%	12.36%	14.72%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$6,232	$6,318	$15,305	$16,028	$16,079
Ratio of expenses to average net assets	2.30%	2.23%	2.10%	2.12%	2.13%
Ratio of net investment loss to average net assets	(0.91)%	(0.66)%	(1.14)%	(0.28)%	(0.91)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.30%	—	—	—	—
Portfolio turnover rate	423%	195%	262%	67%	43%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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MEET THE MANAGERS

Jordan Low, Constantin Filitti, and Timothy Schwider are portfolio managers of the Credit Suisse Quantitative Equities Group. The Credit Suisse Quantitative Equities Group is responsible for the day-to-day portfolio management of the funds. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the funds since February 2008. Mr. Filitti and Mr. Schwider have been portfolio managers for the funds since October 2009.

Jordan Low, Director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse Asset Management, LLC in February 2008. Mr. Low joined Credit Suisse Group AG in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse Group AG, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 focusing on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Mr. Low holds a B.S. in Computer Science, Management (Finance), Economics and Mathematics, and Master of Engineering in Computer Science, all from Massachusetts Institute of Technology. Mr. Low is a CFA charter holder and a member of the New York Society of Security Analysts as well as the Society of Quantitative Analysts.

Constantin Filitti, Ph.D., Director, is a quantitative equity portfolio manager focused on relative value and timing strategies, as well as optimal portfolio construction in the Credit Suisse Quantitative Equities Group. Mr. Filitti joined Credit Suisse Asset Management, LLC in May 2008. From November 2004 to May 2008 he worked as a portfolio manager and researcher managing and developing quantitative global macro strategies for the Quantitative Strategies Group of Goldman Sachs Asset Management ("GSAM"). From August 2002 to October 2004 he worked in the Pension and Insurance Services Group of GSAM in Frankfurt in Germany where he was responsible for developing and structuring investment strategies for institutional clients. Mr. Filitti holds a B.A. and M.A. in Economics and a Ph.D. in Finance from the University of St. Gallen in Switzerland.

Timothy Schwider, Ph.D., Director, is a quantitative equity portfolio manager focused on European and Japanese models in the Credit Suisse Quantitative Equities Group. Mr. Schwider joined Credit Suisse Asset Management, LLC in September 2008. Mr. Schwider was a proprietary trader at JPMorgan from June 2002 to August 2008, and a quantitative analyst at Goldman Sachs from September 1998 to October 2000. Mr. Schwider holds a B.S. in Mathematics from Harvey Mudd College, and a Ph.D in Mathematics from the University of Michigan.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

Job titles indicate position with the investment adviser.

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MORE ABOUT YOUR FUND

■   SHARE VALUATION

The net asset value ("NAV") of each class of each fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Each fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before a fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. A fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The fund may also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service, which has been approved by the Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

Each fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those

45

securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV.

Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

The Large Cap Value Fund typically distributes dividend income quarterly and the Small Cap Core Fund typically distributes dividend income annually. Each fund typically distributes capital gains annually, usually in December. Each fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

Distributions may be reinvested in additional shares without any initial or deferred sales charge. Distributions will be reinvested in additional shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each, a "financial representative") or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

■   TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a fund.

TAXES ON DISTRIBUTIONS

As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

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Distributions you receive from a fund, whether reinvested or taken in cash, are generally taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2010, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by a fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

A dividend declared by the fund in October, November or December and paid during January of the following year may in certain circumstances be treated as if paid in December for tax purposes.

Credit Suisse will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide the fund, or the fund's paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

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CHOOSING A CLASS OF SHARES

This Prospectus offers you a choice of three classes of shares for each fund: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

■  Class A shares may be a better choice than Class B shares or Class C shares if you are investing for the long term, especially if you are eligible for a reduced sales charge

■  Class B shares and Class C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

■  Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A shares or Class B shares, but because Class C shares have higher annual expenses, they are generally not appropriate if you are investing for the long term

■  Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

Class A, B and C shares are described in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of each class, which you should discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C.

MAIN FEATURES

CLASS A

■  Initial sales charge of up to 5.75%

■  Lower sales charge for large purchases

■  No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

■  Lower annual expenses than Class B or C because of lower 12b-1 fee

CLASS B

■  No initial sales charge

■  Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase

■  Deferred sales charge declining to zero after 4 years

■  Higher annual expenses than Class A shares because of higher 12b-1 fee

■  Automatic conversion to Class A shares after 8 years, reducing future annual expenses

CLASS C

■  No initial sales charge

■  Deferred sales charge of 1.00% if you sell shares during the first year of purchase

■  Higher annual expenses than Class A shares because of higher 12b-1 fee

■  No conversion to Class A shares, so annual expenses remain higher

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More information about each fund's classes of shares is available through Credit Suisse's website. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■  the front-end sales charges that apply to the purchase of Class A shares

■  the deferred sales charges that apply to the redemption of Class B and Class C shares

■  who qualifies for lower sales charges on Class A shares

■  who qualifies for a sales load waiver

Go to www.credit-suisse.com/us and click on "Breakpoint Discounts." You may also go to the FINRA website, www.finra.org, and click on "Understanding Mutual Fund Classes" under "Investor Information: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

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BUYING AND SELLING SHARES

■   OPENING AN ACCOUNT

You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to the funds, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

■   BUYING AND SELLING SHARES

The funds are open on those days when the Exchange is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the Exchange (currently 4 p.m. eastern time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus). Each fund reserves the right to reject any purchase order.

Each fund reserves the right to modify or waive the minimum investment account requirements.

The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, a fund will not be able to open your account. If a fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

You should contact your financial representative to redeem shares of the funds. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.

Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. Each fund reserves the

50

right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases. Each fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

■   EXCHANGING SHARES

You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

Each fund reserves the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

■   REDEMPTION FEE – SMALL CAP
■   CORE FUND

Subject to the exceptions described below, Small Cap Core Fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

■  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

■  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder's retirement accounts in Credit Suisse funds

■  hardship withdrawals, upon receipt of appropriate documentation

■  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration

■  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the

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Internal Revenue Code of 1986, as amended

■  involuntary redemptions resulting from a shareholder's failure to maintain a minimum investment in the fund

■  redemptions and exchanges effected by other mutual funds holding shares of the fund

■  otherwise as Credit Suisse or the fund may determine in their sole discretion

As noted above, the redemption fee is applicable to fund shares purchased through a financial intermediary. In these circumstances, the fund relies on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently from the fund. If you are investing in fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

The fund may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The fund may continue to make its shares available through such financial intermediaries. The fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the fund's use of redemption fees may not fully eliminate excessive short-term trading in fund shares or insulate long-term shareholders from associated costs or other dilution of the value of fund shares.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call 877-870-2874.

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SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

■   STATEMENTS AND REPORTS

Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 877-870-2874.

Each fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on each fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of each fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

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OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to each fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of a fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve a fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to a fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

Each fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Board of Trustees. Each fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, each fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The funds' distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers.

In addition to the procedures outlined above, Small Cap Core Fund imposes a 2.00% redemption fee (short-term trading fee) on all shares that are

54

redeemed or exchanged within 30 days from the date of purchase. See "Buying and Selling Shares." The fee is paid to the fund to offset costs associated with short-term shareholder trading. The Board of Trustees approved the redemption fee to limit the disruptive effects on the portfolio management of the fund that result from "market timing" of the fund's shares.

Each fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, each fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

Each fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the funds do and have different consequences associated with it.

Each fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

■   SPECIAL SITUATIONS

Each fund reserves the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the Exchange is closed or trading on the Exchange is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

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OTHER SHAREHOLDER INFORMATION

■   CLASSES OF SHARES AND
■   SALES CHARGES

Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution and service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

■   CLASS A SHARES

OFFERING PRICE:

The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

INITIAL SALES CHARGE — CLASS A

AMOUNT PURCHASED	AS A % OF AMOUNT INVESTED	AS A % OF OFFERING PRICE	COMMISSION TO FINANCIAL REPRESENTATIVE AS A % OF OFFERING PRICE
Less than $50,000	6.10%	5.75%	5.00%
$50,000 to less than $100,000	4.99%	4.75%	4.00%
$100,000 to less than $250,000	3.90%	3.75%	3.00%
$250,000 to less than $500,000	2.56%	2.50%	2.00%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0	0	1.00%**

*  On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

**  The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

The reduced sales charges shown above apply to the total amount of purchases of Class A shares of a fund made at one time by any "purchaser." The term "purchaser" includes:

1.  Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account ("IRA") of the individual or an immediate family member;

2.  Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds

56

25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3.  Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4.  UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. In order to determine whether you qualify for a reduced sales charge on your current purchase, you must notify your financial representative of any other investments that you or your related accounts have in the Credit Suisse Funds, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  investment advisory clients of Credit Suisse;

(2)  officers, current and former trustees of the fund, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of the Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for

57

the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the fund);

(3)  an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4)  shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5)  shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6)  Class B shares that are automatically converted to Class A shares;

(7)  Class A shares acquired when dividends and distributions are reinvested in the fund; and

(8)  Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

Letter of Intent. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of a fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a letter of intent, and you may include purchases of fund shares made up to 90 days before the receipt of the letter. Letters of intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the letter is in effect will begin on the date of the earliest purchase to be included. Completing a letter of intent does not obligate you to purchase additional shares, but if you

58

do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

Right of Accumulation. You may be eligible for reduced sales charges based upon the current NAV of shares you own in a fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

Concurrent Purchases. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

Reinstatement Privilege. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of a fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited Contingent Deferred Sales Charge ("Limited CDSC") paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

Class A Limited CDSC. A Limited CDSC will be imposed by a fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.

The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set

59

forth in the exchanged-for fund's Prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

■  the NAV at the time of purchase of the Class A shares being redeemed; or

■  the NAV of such Class A shares at the time of redemption.

For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to a fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

■   CLASS B SHARES

You may choose to purchase Class B shares at a fund's NAV, although such shares may be subject to a CDSC if you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current NAV or the original purchase price of the shares identified for redemption.

Year After Purchase		CDSC Percentage
1	st	4%
2	nd	3%
3	rd	2%
4	th	1%
After 4th year		None

Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2)  redemptions as a result of shareholder death or disability (as

60

defined in the Internal Revenue Code of 1986, as amended);

(3)  redemptions made pursuant to a fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4)  redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5)  Class B shares acquired when dividends and distributions are reinvested in a fund.

Redemptions effected by a fund pursuant to its right to liquidate a shareholder's account with a current NAV of less than $250 will not be subject to the CDSC.

Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

Class B Shares	When Converted to Class A
Shares issued at initial purchase	Eight years after the date of purchase

Shares issued on reinvestment of dividends and distributions	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)

Shares issued upon exchange from another Credit Suisse Fund	On the date the shares originally acquired would have converted into Class A shares

Reinstatement Privilege. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or of another Credit Suisse Fund at the current net asset value and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.

■   CLASS C SHARES

You may choose to purchase Class C shares at a fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is completed in the manner set forth in the exchanged-for fund's Prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares.

61

Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by Credit Suisse or its affiliates.

■   ADVISOR CLASS AND
■   COMMON CLASS SHARES

The Large Cap Value Fund also offers Advisor Class shares and the Small Cap Core Fund also offers Common Class shares through separate Prospectuses. Advisor Class shares are available to eligible investors through certain intermediaries or directly without the imposition of a sales charge but with an ongoing service and distribution fee of 0.50% per annum. Eligible investors may be eligible to purchase Small Cap Core Fund Common Class shares through certain intermediaries or directly without the imposition of a sales charge and with an ongoing service fee of 0.25% per annum. Small Cap Core Fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) RIAs, (4) broker-dealers and RIAs with clients participating in comprehensive fee program, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Small Cap Core Fund and open new accounts under the same social security number.

Prospective investors may be required to provide documentation to determine their eligibility to purchase Large Cap Value Fund's Advisor Class or Small Cap Core Fund's Common Class shares.

62

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc., an affiliate of Credit Suisse, is responsible for making the funds available to you.

Each fund has adopted 12b-1 Plans for Class A, Class B and Class C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow each fund to pay distribution and service fees for the sale and servicing of Class A, Class B and Class C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% per annum of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class A, Class B and Class C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the funds. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by the distributor under the 12b-1 Plans for Class A, Class B and Class C shares include the preparation, printing and distribution of Prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of the payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Funds – Distribution and Shareholder Servicing" in the SAI.

63

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64

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FOR MORE INFORMATION

More information about the funds is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, fund investments and detailed performance information.

The Annual Report also contains a letter from the funds' portfolio managers discussing market conditions and investment strategies that significantly affected fund performance during their past year.

■   OTHER INFORMATION

A current SAI which provides more details about the funds is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and other information and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The fund's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Capital Funds  811-04604

Credit Suisse Large Cap Value Fund

Credit Suisse Small Cap Core Fund

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  USEQVAL-PRO-LOAD-0210

CREDIT SUISSE ADVISOR FUNDS

Prospectus

Advisor Class: CSLVX

March 1, 2010

■  CREDIT SUISSE
LARGE CAP VALUE FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Advisor Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

INVESTMENT OBJECTIVE	4

FEES AND FUND EXPENSES	4

EXAMPLE	5

PORTFOLIO TURNOVER	5

PRINCIPAL INVESTMENT STRATEGIES	6

PRINCIPAL RISKS OF INVESTING IN THE FUND	7

PERFORMANCE SUMMARY	8

MANAGEMENT	9

PURCHASE AND SALE OF FUND SHARES	10

TAX INFORMATION	11

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES	11

THE FUND IN DETAIL	12

The Management Firm	12

Multi-Class Structure	12

Goal and Strategies	12

Portfolio Investments	13

Risk Factors	14

Investor Profile	16

CERTAIN INVESTMENT PRACTICES	17

FINANCIAL HIGHLIGHTS	20

MEET THE MANAGERS	21

MORE ABOUT YOUR FUND	22

Share Valuation	22

Account Statements	23

Distributions	23

Taxes	23

OTHER INFORMATION	25

About the Distributor	25

BUYING SHARES	26

SELLING SHARES	29

SHAREHOLDER SERVICES	31

OTHER POLICIES	32

FOR MORE INFORMATION	back cover

3

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation and continuity of income.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE
Redemption fee	NONE
Exchange fee	NONE
Annual fund operating expenses (deducted from fund assets)
Management fee	0.50%
Distribution and service (12b-1) fee	0.50%
Other expenses	0.69%
Total annual fund operating expenses	1.69%

4

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
ADVISOR CLASS (with or without redemption)	$172	$533	$918	$1,998

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 489% of the average value of its portfolio.

5

PRINCIPAL INVESTMENT STRATEGIES

The fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations. The fund uses proprietary quantitative models designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks and

■  help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The fund maintains investment attributes similar to those of the Russell 1000® Value Index and intends to limit its divergence from that index in terms of market, industry and sector exposures.

6

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

MODEL RISK

Each fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the fund achieve its investment objectives, causing the fund to underperform its benchmark or other funds with a similar investment objective.

PORTFOLIO TURNOVER RISK

Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

STYLE RISK

The fund favors companies that are represented in the Russell 1000® Value Index or that have similar attributes and capitalizations to companies in that index. Such stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "growth" or smaller cap value stocks.

7

PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how the fund's performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 800-222-8977.

*    The fund adopted new investment strategies effective December 1, 2006 so that its holdings are selected using quantitative stock selection models rather than a more traditional fundamental analysis approach. Performance information for periods prior to December 1, 2006 does not reflect the current investment strategies.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/09:	ONE YEAR 2009	FIVE YEARS 2005-2009	LIFE OF CLASS	INCEPTION DATE
RETURN BEFORE TAXES	26.85%	0.95%	4.34%	06/06/03
RETURN AFTER TAXES ON DISTRIBUTIONS	26.33%	-1.32%	2.32%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	17.38%	0.39%	3.40%
RUSSELL 1000® VALUE INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	19.69%	-0.25%	4.63%[1]

  1  Performance from June 30, 2003.

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Quantitative Equities Group is responsible for the day-to-day portfolio management of the fund. Jordan Low, Director of Credit Suisse, Constantin Filitti, Ph.D., Director of Credit Suisse, and Timothy Schwider, Ph.D., Director of Credit Suisse, are portfolio managers of the Credit Suisse Quantitative Equities Group. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the fund since February 2008. Mr. Filitti and Mr. Schwider have been portfolio managers for the fund since October 2009.

9

PURCHASE AND SALE OF FUND SHARES

Eligible investors may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form.

The fund does not impose minimum initial or subsequent investment requirements for Advisor Class shares. Your financial services firm may impose its own investment minimum amount requirements.

Shares may be redeemed by mail, phone, wire or ACH transfer. For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 800-822-8977).

10

TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase the fund through a broker/dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

11

THE FUND IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the fund

■  Responsible for managing the fund's assets according to its goals and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory environments

The fund pays advisory fees at the annual rate of 0.50% of its average net assets. For the 2009 fiscal year, the fund paid Credit Suisse 0.36% of its average net assets for advisory services.

Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 1.55% of the fund's average daily net assets for Advisor Class shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory contract is available in the fund's Semi-Annual Report to shareholders for the period ended April 30, 2009.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

■   MULTI-CLASS STRUCTURE

This Prospectus offers Advisor Class shares of the fund, which are sold to eligible investors directly or through financial intermediaries and other financial services firms with no front-end or contingent deferred sales charge but with an ongoing distribution and services fee of 0.50% per annum. The fund also offers Class A, Class B and Class C shares through a separate Prospectus. Class A, Class B and Class C shares are sold through financial services firms with front-end and/or deferred sales charges.

■   GOAL AND STRATEGIES

The fund seeks long-term capital appreciation and continuity of income. To pursue its goal, under normal market conditions the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies").

The fund follows quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The fund's portfolio managers select securities for the fund

12

using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks and

■  help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio managers will apply the proprietary quantitative models to companies that are represented in the Russell 1000® Value Index (the "Russell Index"), as well as other companies with similar attributes and capitalizations to the companies in the Russell Index. A stock may be overweighted or underweighted in relation to the Russell Index based on the expected return and risks associated with that stock, both considered relative to the fund as a whole, among other characteristics. In general, the fund maintains investment attributes that are similar to those of the Russell Index, and limits its divergence from the Russell Index in terms of market, industry and sector exposures.

The fund considers a large company to be one that is represented in the Russell Index or has similar attributes and capitalizations to companies in the Russell Index. As of December 31, 2009, the market capitalizations of companies in the Russell Index were $262.55 million to $322.67 billion. Some companies may fall outside the definition of large company after the fund has purchased their securities. These companies continue to be considered large for purposes of the fund's minimum 80% allocation to large company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. The percentage of assets invested in various types of securities may be changed from time to time by the portfolio managers.

The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

The fund's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

■   PORTFOLIO INVESTMENTS

The fund invests in:

■  common stock

■  preferred stock

■  securities convertible into common stock

13

The fund invests in both listed and unlisted securities. The fund may also invest up to 10% of its net assets in non-U.S. securities and up to 10% in restricted securities. To a limited extent it may also engage in other investment practices, such as writing covered call options on securities or stock indices for hedging purposes.

■   RISK FACTORS

INTRODUCTION

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

PRINCIPAL RISK FACTORS

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

Model Risk The fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the fund achieve its investment objectives, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Portfolio Turnover Risk Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Style Risk The fund favors companies that are represented in the Russell 1000® Value Index or that have similar attributes and capitalizations to companies in that index. Such stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "growth" or smaller cap value stocks.

OTHER RISK FACTORS

Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

14

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the fund's performance.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

15

■   INVESTOR PROFILE

The fund is designed for investors who:

■  have longer time horizons

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are looking for growth or capital appreciation

■  want to diversify their portfolios into common stocks

The fund may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

16

CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund. Currency,
market, political risks.	☐

Currency hedging Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation,
credit, currency, hedged exposure, liquidity, political, valuation risks.	☐

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity,
market, operational, political, valuation risks.	☐

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements
or negative company or industry events. Liquidity, market, valuation risks.	■

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	10%

17

INVESTMENT PRACTICE	LIMIT
Futures and options on futures Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency, hedged exposure,
interest rate, market, speculative exposure risks.[2]	☐

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.[1] Correlation, credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.	5%

Privatization programs Foreign governments may sell all or part of their interests in enterprises
they own or control. Access, currency, information, liquidity, operational, political, valuation risks.	☐

Real estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income
producing real estate or real estate related loans or interests. Credit, liquidity, interest rate, market risks.	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	10%

Sector concentration Investing more than 25% of the fund's net assets in a market sector.
Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.	☐

Securities lending Lending fund securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	☐

Short sales "against the box" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%

18

INVESTMENT PRACTICE	LIMIT
Short-term trading Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains
distributions could raise shareholders' income tax liability.	☐

Special situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do
not materialize. Information, market risks.	☐

Start up and other small companies Companies with small relative market capitalizations. Information, liquidity, market, valuation risks.	☐

Structured instruments Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks)
that may be more attractive or accessible than the fund's direct investment. Credit, currency,
information, interest rate, liquidity, market, political, speculative exposure, valuation risks.	☐

Technology companies Companies which may benefit significantly from advances or improvements in technology. Liquidity, market, valuation risks.	☐

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	☐

1  The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

19

FINANCIAL HIGHLIGHTS

The financial highlights table shows the fund's audited financial performance for up to five years. Certain information in the table reflects results for a single share of the fund. Total return in the tables represents how much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report. The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

YEAR ENDED:	10/09	10/08	10/07	10/06	10/05
Per share data
Net asset value, beginning of year	$10.01	$19.33	$22.08	$21.10	$20.09
Investment Operations
Net investment income[1]	0.11	0.19	0.17	0.18	0.14
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	1.17	(6.12)	1.69	3.44	2.34
Total from investment operations	1.28	(5.93)	1.86	3.62	2.48
Less Dividends and Distributions
Dividends from net investment income	(0.11)	(0.19)	(0.16)	(0.16)	(0.15)
Distributions from net realized gains	—	(3.20)	(4.45)	(2.48)	(1.32)
Total dividends and distributions	(0.11)	(3.39)	(4.61)	(2.64)	(1.47)
Net asset value, end of year	$11.18	$10.01	$19.33	$22.08	$21.10
Total return[2]	13.05%	(36.45)%	10.01%	18.84%	12.81%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$2,148	$2,097	$5,234	$5,806	$8,368
Ratio of expenses to average net assets	1.55%	1.41%	1.32%	1.39%	1.41%
Ratio of net investment income to average net assets	1.11%	1.38%	0.87%	0.87%	0.65%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.14%	—	—	—	—
Portfolio turnover rate	489%	179%	163%	78%	58%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

20

MEET THE MANAGERS

Jordan Low, Constantin Filitti, and Timothy Schwider are portfolio managers of the Credit Suisse Quantitative Equities Group and responsible for the day-to-day portfolio management of the fund. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the fund since February 2008. Mr. Filitti and Mr. Schwider have been portfolio managers for the fund since October 2009.

Jordan Low, Director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse in February 2008. Mr. Low joined Credit Suisse Group AG in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining the Credit Suisse Group, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 focusing on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Mr. Low holds a B.S. in Computer Science, Management (Finance), Economics and Mathematics, and Master of Engineering in Computer Science, all from Massachusetts Institute of Technology. Mr. Low is a CFA charter holder and a member of the New York Society of Security Analysts as well as the Society of Quantitative Analysts.

Constantin Filitti, Ph.D., Director, is a quantitative equity portfolio manager focused on relative value and timing strategies, as well as optimal portfolio construction in the Credit Suisse Quantitative Equities Group. Mr. Filitti joined Credit Suisse Asset Management, LLC in May 2008. From November 2004 to May 2008 he worked as a portfolio manager and researcher managing and developing quantitative global macro strategies for the Quantitative Strategies Group of Goldman Sachs Asset Management ("GSAM"). From August 2002 to October 2004 he worked in the Pension and Insurance Services Group of GSAM in Frankfurt in Germany where he was responsible for developing and structuring investment strategies for institutional clients. Mr. Filitti holds a B.A. and M.A. in Economics and a Ph.D. in Finance from the University of St. Gallen in Switzerland.

Timothy Schwider, Ph.D., Director, is a quantitative equity portfolio manager focused on European and Japanese models in the Credit Suisse Quantitative Equities Group. Mr. Schwider joined Credit Suisse Asset Management, LLC in September 2008. Mr. Schwider was a proprietary trader at JPMorgan from June 2002 to August 2008, and a quantitative analyst at Goldman Sachs from September 1998 to October 2000. Mr. Schwider holds a B.S. in Mathematics from Harvey Mudd College, and a Ph.D in Mathematics from the University of Michigan.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Job titles indicate position with the investment adviser.

21

MORE ABOUT YOUR FUND

■   SHARE VALUATION

The net asset value ("NAV") of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The fund may also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service, which has been approved by the Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities

22

based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   ACCOUNT STATEMENTS

In general, you will receive account statements or notices as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of name or address of the registered owner(s)

■  otherwise, every calendar quarter

You will receive annual and semiannual financial reports.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

The fund typically distributes dividends quarterly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

Distributions may be reinvested in additional shares. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

■   TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S.

23

persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2010, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

A dividend declared by the fund in October, November or December and paid during January of the following year may in certain circumstances be treated as if paid in December for tax purposes.

Credit Suisse will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide the fund, or the fund's paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

24

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse, is responsible for:

■  making the fund available to you

■  account servicing and maintenance

■  other administrative services related to sale of the Advisor Class shares

Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate these firms for their services. The current 12b-1 fee is 0.50% per annum of average daily net assets of the fund's Advisor Class shares, although under the 12b-1 plan the fund is authorized to pay up to 0.75% per annum of average daily net assets of the fund's Advisor Class shares. CSAMSI, Credit Suisse or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

25

BUYING SHARES

■   OPENING AN ACCOUNT

Your account application provides the fund with information necessary to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

If you need an application, call the Institutional Services Center to receive one by mail or fax.

You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

■   BUYING AND SELLING SHARES

The fund is open on those days when the Exchange is open, typically Monday through Friday. If your request is received in proper form by the close of the Exchange (usually 4 p.m. eastern time), your transaction will be priced at that day's NAV. If your request is received after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus).

■   FINANCIAL-SERVICES FIRMS

You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order in proper form, it is considered received by the fund and will be priced at the next-computed NAV.

Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

■   ADDING TO AN ACCOUNT

You can add to your account in a variety of ways, as shown in the "Buying Shares" table. If you want to use

26

Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Advisor Class account application.

■   INVESTMENT CHECKS

Checks should be made payable in U.S. dollars to Credit Suisse Advisor Funds. Unfortunately, the fund cannot accept "starter" checks that do not have your name pre-printed on them. The fund also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Advisor Funds. These types of checks will be returned to you and your purchase order will not be processed.

■   EXCHANGING SHARES

The fund reserves the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

27

BUYING SHARES

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK

■ Complete the Credit Suisse Advisor Funds New Account Application. ■ Make your check payable to Credit Suisse Advisor Funds. ■ Write the fund name on the check. ■ Mail to Credit Suisse Advisor Funds.	■ Make your check payable to Credit Suisse Advisor Funds. ■ Write the account number and the fund name on your check. ■ Mail to Credit Suisse Advisor Funds.

BY EXCHANGE

■ Call the Institutional Services Center to request an exchange from another Credit Suisse Advisor Fund or portfolio. Be sure to read the current Prospectus for the new fund or portfolio.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.	■ Call the Institutional Services Center to request an exchange from another Credit Suisse Advisor Fund or portfolio.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

BY WIRE

■ Complete and sign the New Account Application.
■ Call the Institutional Services Center and fax the signed New Account Application by 4 p.m. eastern time.
■ The Institutional Services Center will telephone you with your account number. Please be sure to specify the account registration, account number and the fund name on your wire advice.
■ Wire your initial investment for receipt that day.
■ Mail the original, signed application to Credit Suisse Advisor Funds.	■ Call the Institutional Services Center by 4 p.m. eastern time to inform the Shareholder Service Center of the incoming wire. Please be sure to specify the account registration, account number and the fund name on your wire advice.
■ Wire the money for receipt that day.

BY ACH TRANSFER

■ Cannot be used to open an account.	■ Call the Institutional Services Center to request an ACH transfer from your bank.
■ Your purchase will be effective at the next NAV calculated after the fund receives your order in proper form.
■ Requires ACH on Demand privileges.

INSTITUTIONAL SERVICES CENTER
800-222-8977

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

28

SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL

Write a letter of instruction that includes:
■ your name(s) and signature(s) or, if redeeming on an investor's behalf, the name(s) of the registered owner(s) and the signature(s) of their legal representative(s)
■ the fund name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").
Mail the materials to Credit Suisse Advisor Funds. If only a letter of instruction is required, you can fax it to the Institutional Shareholder Services Center (unless a signature guarantee is required).	■ Sales of any amount.

BY EXCHANGE

■ Call the Institutional Services Center to request an exchange into another Credit Suisse Advisor Fund or portfolio. Be sure to read the current Prospectus for the new fund or portfolio.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

BY PHONE

Call the Institutional Services Center to request a redemption. You can receive the proceeds as:
■ a check mailed to the address of record
■ an ACH transfer to your bank
■ a wire to your bank
See "By Wire or ACH Transfer" for details.	■ Accounts with telephone privileges.

BY WIRE OR ACH TRANSFER

■ Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
■ For federal-funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	■ Accounts with wire-redemption or ACH on Demand privileges. ■ Requests by phone or mail.

29

HOW TO REACH THE FUND

Institutional Services Center
Toll Free: 800-222-8977
Fax: 888-606-8252

Mail:
Credit Suisse Advisor Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Advisor Funds
30 Dan Road
Canton, MA 02021-2809

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept. [Credit Suisse Advisor Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account registration]

■   SELLING SHARES IN WRITING

Some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemptions in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's transfer agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling the fund at the institutional services toll-free number.

■   RECENTLY PURCHASED SHARES

For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Credit Suisse Advisor Fund.

INSTITUTIONAL SERVICES CENTER
800-222-8977

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

30

SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling the Institutional Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semi-annual or annual withdrawals.

■   STATEMENTS AND REPORTS

The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-222-8977 if you would like to receive additional reports, Prospectuses or proxy statements.

The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

■   ACCOUNT CHANGES

Call the Institutional Services Center to update your account records whenever you change your address. The Institutional Services Center can also help you change your account information or privileges.

31

OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

Your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and the fund does not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

If you wire money without first calling the Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the Exchange, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

While the fund monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange

32

purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The fund's distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers.

The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the fund does and have different consequences associated with it.

The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

■   SPECIAL SITUATIONS

The fund reserves the right to:

■  impose minimum account balance requirements and increase them after 15 days' notice to current investors

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the Exchange is closed or trading on the Exchange is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

33

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34

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35

FOR MORE INFORMATION

More information about the fund is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains letters from the fund's portfolio managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more detail about the fund, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Advisor Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Advisor Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Advisor Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The fund's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Capital Funds

Credit Suisse Large

Cap Value Fund  811-04604

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  LCV-PRO-ADV-0210

CREDIT SUISSE FUNDS

Prospectus

Common Class: CSWCX

March 1, 2010

■  CREDIT SUISSE
SMALL CAP CORE FUND

The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), (3) registered investment advisers ("RIAs"), (4) broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

INVESTMENT OBJECTIVE	4

FEES AND FUND EXPENSES	4

EXAMPLE	5

PORTFOLIO TURNOVER	5

PRINCIPAL INVESTMENT STRATEGIES	6

PRINCIPAL RISKS OF INVESTING IN THE FUND	7

PERFORMANCE SUMMARY	8

MANAGEMENT	9

PURCHASE AND SALE OF FUND SHARES	10

TAX INFORMATION	11

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES	11

THE FUND IN DETAIL	12

The Management Firm	12

Multi-Class Structure	12

Goal and Strategies	12

Portfolio Investments	13

Risk Factors	14

Investor Profile	16

CERTAIN INVESTMENT PRACTICES	17

FINANCIAL HIGHLIGHTS	20

MEET THE MANAGERS	21

MORE ABOUT YOUR FUND	22

Share Valuation	22

Account Statements	23

Distributions	23

Taxes	23

BUYING SHARES	25

SELLING SHARES	30

SHAREHOLDER SERVICES	33

OTHER POLICIES	35

OTHER INFORMATION	38

About the Distributor	38

FOR MORE INFORMATION	back cover

3

INVESTMENT OBJECTIVE

The fund seeks a high level of growth of capital.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange) (for shares redeemed or exchanged within 30 days from date of purchase)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%
Distribution and service (12b-1) fee	0.25%
Other expenses	0.90%
Total annual fund operating expenses	1.85%

4

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
COMMON CLASS (with or without redemption)	$188	$582	$1,001	$2,169

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 423% of the average value of its portfolio.

5

PRINCIPAL INVESTMENT STRATEGIES

The fund invests at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The fund uses proprietary quantitative models designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks and

■  help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The fund maintains investment attributes similar to those of the Standard & Poor's SmallCap 600® Index and intends to limit its divergence from that index in terms of market, industry and sector exposures.

6

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

MODEL RISK

Each fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the fund achieve its investment objectives, causing the fund to underperform its benchmark or other funds with a similar investment objective.

PORTFOLIO TURNOVER RISK

Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

START UP AND OTHER SMALL COMPANIES

Start up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

7

PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how the fund's performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com) or by calling Credit Suisse Funds at 877-870 2874.

*    The fund adopted new investment strategies effective December 1, 2006 so that its holdings are selected using quantitative stock selection models rather than a more traditional fundamental analysis approach. Performance information for periods prior to December 1, 2006 does not reflect the current investment strategies.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/09:	ONE YEAR 2009	FIVE YEARS 2005-2009	LIFE OF CLASS	INCEPTION DATE
RETURN BEFORE TAXES	21.78%	-1.34%	5.74%	08/01/00
RETURN AFTER TAXES ON DISTRIBUTIONS	21.78%	-3.56%	3.22%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	14.16%	-1.04%	4.49%
STANDARD & POOR'S SMALL CAP 600® INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	25.57%	1.37%	6.28%

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA"). In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

8

MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Quantitative Equities Group is responsible for the day-to-day portfolio management of the fund. Jordan Low, Director of Credit Suisse, Constantin Filitti, Ph.D., Director of Credit Suisse, and Timothy Schwider, Ph.D., Director of Credit Suisse, are portfolio managers of the Credit Suisse Quantitative Equities Group. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the fund since February 2008. Mr. Filitti and Mr. Schwider have been portfolio managers for the fund since October 2009.

9

PURCHASE AND SALE OF FUND SHARES

Eligible investors may purchase, redeem or exchange Common Class shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form.

The fund's initial investment minimums generally are as follows:

Regular account	$2,500

IRAs	$500

Transfers/gifts to minors	$500

Retirement plan programs	None

Employees and clients of Credit Suisse and its affiliates	None

The fund's subsequent investment minimums generally are as follows:

General	$100

By exchange	$250

By wire	$500

By ACH transfer	$50

Your financial representative may impose different investment minimum amount requirements.

Shares may be redeemed by mail, phone, wire or ACH transfer. For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 877-870-2874).

10

TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase the fund through a broker/dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

11

THE FUND IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the fund

■  Responsible for managing the fund's assets according to their goals and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory environments

The fund pays advisory fees at the annual rate of the lower of (a) 0.70% of average daily net assets; or (b) 0.875% of its average daily net assets up to $100 million; 0.75% of its average daily net assets in excess of $100 million but less than $200 million; and 0.625% of its average daily net assets over $200 million. For the 2009 fiscal year, the fund paid Credit Suisse 0.40% of its average net assets for advisory services.

Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 1.55% of the fund's average daily net assets for Common Class shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory contract is available in the funds' Semi-Annual Reports to shareholders for the period ended April 30, 2009.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

■   MULTI-CLASS STRUCTURE

This Prospectus offers Common Class shares of the fund. Common Class shares are no-load. The fund also offers Class A, B and C shares, as described in a separate Prospectus. Each class has its own fees and expenses, offering you a choice of cost structures.

■   GOAL AND STRATEGIES

The fund seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies.

The fund follows quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The fund's portfolio managers select securities for the fund

12

using proprietary quantitative models, which are designed to:

■  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum

■  identify stocks likely to suffer price declines if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks and

■  help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios

The portfolio managers will apply the proprietary quantitative models to companies that are represented in the Standard & Poor's SmallCap 600® (the "S&P 600 Index"), as well as other companies with similar attributes and capitalizations to the companies in the S&P 600 Index. A stock may be overweighted or underweighted in relation to the S&P 600 Index based on the expected return and risks associated with that stock, both considered relative to the fund as a whole, among other characteristics. In general, the fund maintains investment attributes that are similar to those of the S&P 600 Index, and limits its divergence from the S&P 600 Index in terms of market, industry and sector exposures.

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

"Small cap" companies, for purposes of this fund, are considered to be companies that are represented in the S&P 600 Index or have similar attributes and capitalizations to companies in the S&P 600 Index. As of December 31, 2009, the market capitalizations of companies in the S&P 600 Index were $44.84 million to $2.80 billion.

Some companies may outgrow the definition of a "small" company after the fund has purchased their securities. These companies continue to be considered "small cap" for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the S&P 600 Index.

The fund's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

■   PORTFOLIO INVESTMENTS

The fund invests primarily in:

■  common stock

■  preferred stock

■  securities convertible into common stocks

13

■  securities such as warrants, whose values are based on common stock

The fund may invest in unlisted securities and securities traded over-the-counter. The fund may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

■   RISK FACTORS

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

■   PRINCIPAL RISK FACTORS

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

Model Risk The fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the fund achieve its investment objectives, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Portfolio Turnover Risk Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Start Up and Other Small Companies Start up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

■   OTHER RISK FACTORS

Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Currency Risk Fluctuations in exchange rates between the U.S. dollar

14

and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the fund's performance.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

15

■   INVESTOR PROFILE

The fund is designed for investors who:

■  have longer time horizons

■  are willing to assume the risk of losing money in exchange for attractive potential long-term returns

■  are looking for growth or capital appreciation

■  want to diversify their portfolios into common stocks

The fund may NOT be appropriate if you:

■  are investing for a shorter time horizon

■  are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

■  are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

16

CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Country/region focus Investing a significant portion of fund assets in a single country or region.
Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.
Currency, market, political risks.	☐

Currency hedging Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
Swaps involve the right or obligation to receive or make payments based on two different
currency rates. Correlation, credit, currency, hedged exposure, liquidity, political, valuation risks.	☐

Emerging markets Countries generally considered to be relatively less developed or industrialized.
Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in
developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.	☐

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. Liquidity, market, valuation risks.	■

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	20%

Futures and options on futures Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency,
hedged exposure, interest rate, market, speculative exposure risks.[2]	☐

17

INVESTMENT PRACTICE	LIMIT
Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period.[1] Correlation, credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.	10%

Privatization programs Foreign governments may sell all or part of their interests in enterprises
they own or control. Access, currency, information, liquidity, operational, political, valuation risks.	☐

Real estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income
producing real estate or real estate related loans or interests. Credit, liquidity, interest rate, market risks.	☐

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Sector concentration Investing more than 25% of the fund's net assets in a market sector.
Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.	☐

Securities lending Lending fund securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	☐

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectations that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.	☐

Short sales "against the box" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%

18

INVESTMENT PRACTICE	LIMIT
Short-term trading Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions
could raise shareholders' income tax liability.	☐

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the fund's
performance if the anticipated benefits of the special situation do not materialize. Information, market risks.	■

Start-up and other small companies Companies with small relative market capitalizations. Information, liquidity, market, valuation risks.	■

Structured instruments Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks)
where the fund's direct investment is restricted. Credit, currency, information, interest rate, liquidity,
market, political, speculative exposure, valuation risks.	☐

Technology companies Companies which may benefit significantly from advances or improvements in technology. Liquidity, market, valuation risks.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	5%

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	☐

1  The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

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FINANCIAL HIGHLIGHTS

The financial highlights tables show the fund's audited financial performance for up to five years. Certain information in the table reflects results for a single fund share. Total return in the tables represents how much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report. The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

YEAR ENDED:	10/09	10/08	10/07	10/06	10/05
Per share data
Net asset value, beginning of year	$9.21	$22.41	$24.33	$23.84	$22.66
Investment Operations
Net investment income (loss)[1]	(0.01)	0.01	(0.08)	0.11	(0.03)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(0.08)	(5.55)	2.16	2.85	3.39
Total from investment operations	(0.09)	(5.54)	2.08	2.96	3.36
Redemption Fees	0.00[2]	0.00[2]	—	—	—
Less Dividends and Distributions
Dividends from net investment income	—	—	(0.14)	—	—
Distributions from net realized gains	—	(7.66)	(3.86)	(2.47)	(2.18)
Distributions from return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.01)	(7.66)	(4.00)	(2.47)	(2.18)
Net asset value, end of year	$9.11	$9.21	$22.41	$24.33	$23.84
Total return[3]	(1.02)%	(34.47)%	9.58%	13.23%	15.56%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$14,325	$16,565	$57,452	$70,525	$74,013
Ratio of expenses to average net assets	1.55%	1.47%	1.34%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets	(0.15)%	0.09%	(0.39)%	0.47%	(0.16)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.30%	—	—	—	—
Portfolio turnover rate	423%	195%	262%	67%	43%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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MEET THE MANAGERS

Jordan Low, Constantin Filitti, and Timothy Schwider are portfolio managers of the Credit Suisse Quantitative Equities Group and responsible for the day-to-day portfolio management of the fund. Messrs. Low, Filitti and Schwider are the co-lead managers of the Credit Suisse Quantitative Equities Group. Mr. Low has been a portfolio manager for the fund since February 2008. Mr. Filitti and Mr. Schwider have been portfolio managers for the fund since October 2009.

Jordan Low, Director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse in February 2008. Mr. Low joined Credit Suisse Group AG in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining the Credit Suisse Group, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 focusing on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Mr. Low holds a B.S. in Computer Science, Management (Finance), Economics and Mathematics, and Master of Engineering in Computer Science, all from Massachusetts Institute of Technology. Mr. Low is a CFA charter holder and a member of the New York Society of Security Analysts as well as the Society of Quantitative Analysts.

Constantin Filitti, Ph.D., Director, is a quantitative equity portfolio manager focused on relative value and timing strategies, as well as optimal portfolio construction in the Credit Suisse Quantitative Equities Group. Mr. Filitti joined Credit Suisse Asset Management, LLC in May 2008. From November 2004 to May 2008 he worked as a portfolio manager and researcher managing and developing quantitative global macro strategies for the Quantitative Strategies Group of Goldman Sachs Asset Management ("GSAM"). From August 2002 to October 2004 he worked in the Pension and Insurance Services Group of GSAM in Frankfurt in Germany where he was responsible for developing and structuring investment strategies for institutional clients. Mr. Filitti holds a B.A. and M.A. in Economics and a Ph.D. in Finance from the University of St. Gallen in Switzerland.

Timothy Schwider, Ph.D., Director, is a quantitative equity portfolio manager focused on European and Japanese models in the Credit Suisse Quantitative Equities Group. Mr. Schwider joined Credit Suisse Asset Management, LLC in September 2008. Mr. Schwider was a proprietary trader at JPMorgan from June 2002 to August 2008, and a quantitative analyst at Goldman Sachs from September 1998 to October 2000. Mr. Schwider holds a B.S. in Mathematics from Harvey Mudd College, and a Ph.D in Mathematics from the University of Michigan.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Job titles indicate position with the investment adviser.

21

MORE ABOUT YOUR FUND

■   SHARE VALUATION

The net asset value ("NAV") of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Swaps and other similar derivative or contractual type instruments are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Investments in private funds for which a current market value is not readily available may initially be valued at their acquisition cost less related expenses, where identifiable, unless and until the Board determines that such value does not represent fair value. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The fund may also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service, which has been approved by the Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its

22

NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of name or address of the registered owner(s)

■  otherwise, every calendar quarter

You will also receive annual and semiannual financial reports.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid federal tax.

Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

Estimated year-end distribution information, including record and payment dates, generally will be available at www.credit-suisse.com/us or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

■   TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

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The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2010, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

A dividend declared by the fund in October, November or December and paid during January of the following year may in certain circumstances be treated as if paid in December for tax purposes.

The fund will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide the fund, or the fund's paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

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BUYING SHARES

■   OPENING AN ACCOUNT

Your account application provides the fund with key information necessary to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

If you need an application, call the Shareholder Service Center to receive one by mail or fax.

You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) registered investment advisers ("RIAs"), (4) broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

■   BUYING AND SELLING SHARES

The fund is open on those days when the Exchange is open, typically Monday through Friday. If your request is received in proper form by the close of the Exchange (usually 4 p.m. eastern time), your transaction will be priced at that day's NAV. If your request is received after that time, it will be priced at the next business day's NAV. "Proper form" means the fund has received a completed purchase application and

25

payment for shares (as described in this Prospectus).

■   FINANCIAL-SERVICES FIRMS

You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order in proper form, it is considered received by the fund and will be priced at the next-computed NAV.

Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

Some of the firms through which the fund is available include:

■  Charles Schwab & Co., Inc. Mutual Fund OneSource® service

■  Fidelity Brokerage Services, Inc. FundsNetwork® Program

■  TD Ameritrade Mutual Fund Network

The fund reserves the right to modify or waive minimum initial investment requirements.

■   ADDING TO AN ACCOUNT

You can add to your account in a variety of ways, as shown in the "Buying Shares" table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

■   INVESTMENT CHECKS

Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, the fund cannot accept "starter" checks that do not have your name pre-printed on them. The fund also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

■   EXCHANGING SHARES

The fund reserves the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

26

■   REDEMPTION FEE

Subject to the exceptions described below, the fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

■  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

■  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder's retirement accounts in Credit Suisse funds

■  hardship withdrawals, upon receipt of appropriate documentation

■  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration

■  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code of 1986, as amended

■  involuntary redemptions resulting from a shareholder's failure to maintain a minimum investment in the fund

■  redemptions and exchanges effected by other mutual funds holding shares of the fund

■  otherwise as Credit Suisse or the fund may determine in their sole discretion

As noted above, the redemption fee is applicable to fund shares purchased through a financial intermediary. In these circumstances, the fund relies on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently from the fund. If you are investing in fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

The fund may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The fund may continue to make its shares available through such financial intermediaries.

27

The fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the fund's use of redemption fees may not fully eliminate excessive short-term trading in fund shares or insulate long-term shareholders from associated costs or other dilution of the value of fund shares.

28

BUYING SHARES

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK

■ Complete the New Account Application. ■ For IRAs use the Universal IRA Application. ■ Make your check payable to Credit Suisse Funds. ■ Write the fund name on the check. ■ Mail to Credit Suisse Funds.	■ Make your check payable to Credit Suisse Funds. ■ Write the account number and the fund name on your check. ■ Mail to Credit Suisse Funds. ■ Minimum amount is $100.

BY EXCHANGE

■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.	■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund.
■ Minimum amount is $250.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

BY WIRE

■ Complete and sign the New Account Application.
■ Call the Shareholder Service Center and fax the signed New Account Application by 4 p.m. eastern time.
■ The Shareholder Service Center will telephone you with your account number. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire your initial investment for receipt that day.
■ Mail the original, signed application to Credit Suisse Funds.
This method is not available for IRAs.	■ Call the Shareholder Service Center by 4 p.m. eastern time to inform the Shareholder Service Center of the incoming wire. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire the money for receipt that day.
■ Minimum amount is $500.

BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

■ Cannot be used to open an account.	■ Call the Shareholder Service Center to request an ACH transfer from your bank.
■ Your purchase will be effective at the next NAV calculated after the fund receives your order in proper form.
■ Minimum amount is $50.
■ Requires ACH on Demand privileges.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

29

SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL

Write a letter of instruction that includes:
■ your name(s) and signature(s)
■ the fund name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing"). Mail the materials to Credit Suisse Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).	■ Accounts of any type. ■ Sales of any amount. For IRAs please use the IRA Distribution Request Form.

BY EXCHANGE

■ Call the Shareholder Service Center to request an exchange into another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

BY PHONE

Call the Institutional Services Center to request a redemption. You can receive the proceeds as:
■ a check mailed to the address of record ($100 minimum)
■ an ACH transfer to your bank ($50 minimum)
■ a wire to your bank ($500 minimum) See "By Wire or ACH Transfer" for details.	■ Accounts with telephone privileges.

BY WIRE OR ACH TRANSFER

■ Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
■ For federal-funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	■ Accounts with wire-redemption or ACH on Demand privileges. ■ Requests by phone or mail.

30

HOW TO REACH THE FUND

Shareholder Service Center
Toll free: 877-870-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
30 Dan Road
Canton, MA 02021-2809

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Account registration]

■   SELLING SHARES IN WRITING

Some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemptions in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's transfer agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling us at the shareholder services toll-free number.

■   RECENTLY PURCHASED SHARES

For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Credit Suisse Fund. A redemption fee of 2.00% will be charged on the exchange.

■   LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum

31

after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:	$2,000
IRAs:	$250
Transfers/Gifts to Minors:	$250

The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

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SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling the Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

■   STATEMENTS AND REPORTS

The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 877-870-2874 if you would like to receive additional reports, Prospectuses or proxy statements.

The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

■   RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

■  Traditional IRAs

■  Roth IRAs

■  Spousal IRAs

■  Rollover IRAs

■  SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to

33

Minors Act (UGMA). Please consult your tax professional about these types of accounts.

■   ACCOUNT CHANGES

Call the Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

34

OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

Your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and the fund does not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

If you wire money without first calling the Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the Exchange, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

While the fund monitors telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse

35

Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The fund's distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers.

In addition to the procedures outlined above, the fund imposes a 2.00% redemption fee (short-term trading fee) on all shares that are redeemed or exchanged within 30 days from the date of purchase. See "Buying Shares." The fee is paid to the fund to offset costs associated with short-term shareholder trading. The Board of Trustees approved the redemption fee to limit the disruptive effects on the portfolio management of the fund that result from "market timing" of the fund's shares.

The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the fund does and have different consequences associated with it.

The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

■   SPECIAL SITUATIONS

The fund reserves the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the Exchange is closed or trading on the

36

Exchange is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

37

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse, is responsible for:

■  making the fund available to you

■  account servicing and maintenance

■  other administrative services related to sale of the Common Class shares

The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class shares. Under the plan, the distributor is paid 0.25% per annum of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, Credit Suisse or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

38

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39

FOR MORE INFORMATION

More information about the fund is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's portfolio managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more details about the fund, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The fund's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Capital Funds

Credit Suisse Small Cap Core Fund  811-04604

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  SCC-PRO-CMN-0210

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2010

Class A, B, C and Common Shares of the

CREDIT SUISSE SMALL CAP CORE FUND

Class A, B, C and Advisor Shares of the

CREDIT SUISSE LARGE CAP VALUE FUND

	Credit Suisse Small Cap Core Fund Ticker Symbol	Credit Suisse Large Cap Value Fund Ticker Symbol
Class A	WFAGX	WFGIX
Class B	WSCBX	WGIBX
Class C	CCPCX	CVUCX
Advisor Class		CSLVX
Common Class	CSWCX

This combined Statement of Additional Information provides information about the Credit Suisse Large Cap Value Fund (the “Large Cap Value Fund”) and the Credit Suisse Small Cap Core Fund (the “Small Cap Core Fund”) (each a “Fund,” and together, the “Funds”) that supplements information contained in (i) the Prospectus for the Common Shares of the Small Cap Core Fund, dated March 1, 2010; (ii) the Prospectus for the Advisor Shares of the Large Cap Value Fund, dated March 1, 2010; and (iii) the Prospectus for the Class A, Class B and Class C shares of the Small Cap Core Fund and Large Cap Value Fund, dated March 1, 2010, each as amended or supplemented from time to time (each, a “Prospectus,” and collectively, the “Prospectuses”), and is incorporated by reference in its entirety into those Prospectuses.

Each Fund’s audited Annual Report dated October 31, 2009 for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus.  Copies of the Prospectuses, Annual Reports and information regarding each Fund’s current performance may be obtained by writing or telephoning:

Class A, Class B, Class C and Common Shares	Advisor Shares

Credit Suisse Funds	Credit Suisse Funds
P.O. Box 55030	P.O. Box 55030
Boston, MA 02205-5030	Boston, MA 02205-5030
(877) 870-2874	Attn: Institutional Services
(800) 222-8977

Table of Contents

Page

INVESTMENT OBJECTIVES AND POLICIES	1
Investment Policies	1
Options on Securities and Securities Indices and Currency Transactions	1
Securities Options	2
Securities Index Options	5
OTC Options	5
Currency Exchange Transactions	6
Forward Currency Contracts	6
Currency Options	7
Currency Hedging	7
Futures Activities	8
Futures Contracts	8
Options on Futures Contracts	9
Asset Coverage for Forward Contracts, Options, Futures and Options on Futures	10
Hedging Generally	11
Foreign Investments	12
Foreign Currency Exchange	12
Information	13
Political Instability	13
Foreign Markets	13
Increased Expenses	13
Privatizations	13
Foreign Debt Securities	13
Sovereign Debt	13
Brady Bonds	13
Depository Receipts	13
Emerging Markets	14
U.S. Government Securities	14
Money Market Obligations	15
Repurchase Agreements	16
Debt Securities	15
Convertible Securities	16
Municipal Obligations	15
REITs	16
Securities of Other Investment Companies	17
Lending of Portfolio Securities	17
When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments	18
Short Sales (Excluding Short Sales “Against the Box”)	19
Short Sales “Against the Box”	19
Reverse Repurchase Agreements	20
Warrants	20

Non-Publicly Traded and Illiquid Securities	21
Rule 144A Securities	22
Interest Only and Principal Only Instruments	22
Borrowing	22
Small Capitalization and Emerging Growth Companies; Unseasoned Issuers	23
“Special Situation” Companies	23
INVESTMENT RESTRICTIONS	23
PORTFOLIO VALUATION	25
PORTFOLIO TRANSACTIONS	27
PORTFOLIO TURNOVER	30
MANAGEMENT OF THE FUNDS	31
Officers and Boards of Trustees	31
Ownership in Securities of the Funds and Fund Complex	35
Committees and Meetings of Trustees	35
Trustees’ Total Compensation for Fiscal Year Ended October 31, 2009	37
Proxy Voting Policy	37
Disclosure of Portfolio Holdings	38
Advisory Agreements	40
Advisory Fees Paid to Credit Suisse	42
Administration Agreements	43
Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts	46
Code of Ethics	47
Custodian and Transfer Agent	47
Distribution and Shareholder Servicing	48
Distributor	48
Common Shares	48
Advisor Shares	50
Class A, Class B and Class C Shares	51
General	53
Organization of the Funds	54
General	55
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	56
Common Class Shares	56
Class A Shares, Class B Shares and Class C Shares	57
Redemptions	58
General	58
Automatic Cash Withdrawal Plan	59
Special Provisions Applicable to Each Fund’s Class B and Class C Shares Only	59
Contingent Deferred Sales Charge — General	60
EXCHANGE PRIVILEGE	62
ADDITIONAL INFORMATION CONCERNING TAXES	63
The Funds	63
Special Tax Considerations	65
Zero Coupon Securities	65
Constructive Sales	66

ii

Straddles	66
Swaps	67
Foreign Currency Transactions	68
Taxation of U.S. Shareholders	70
Dividends and Distributions	70
Sales of Shares	72
Backup Withholding	72
Notices	72
Other Taxation	72
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	74
MISCELLANEOUS	74
FINANCIAL STATEMENTS	76
APPENDIX A — Proxy Voting Policies and Procedures	A-1
APPENDIX B — Description of Ratings	B-1
APPENDIX C — Special Fee Arrangements	C-1

iii

INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement the descriptions of each Fund’s investment objective and policies in the Prospectuses.  There are no assurances that the Funds will achieve their investment objectives.

The investment objective of the Large Cap Value Fund is long-term capital appreciation and continuity of income.  The Board of Trustees may change the Large Cap Value Fund’s investment objective without shareholder approval.

The investment objective of the Small Cap Core Fund is a high level of growth of capital.  The Small Cap Core Fund’s investment objective may be changed only by shareholders.

The Large Cap Value Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations.  The Large Cap Value Fund considers a large company to be one that is represented in the Russell 1000 Value Index (“Russell 1000 Value”) or has similar attributes and capitalizations to companies in the Russell 1000 Value.

The Small Cap Core Fund, under normal market conditions, invests at least 80% its of net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies.  The Small Cap Core Fund considers “small cap” companies to be companies that are represented in the Standard & Poor’s SmallCap 600 Index (“S&P 600”) or have similar attributes and capitalizations to companies in the S&P 600.

The Funds’ 80% investment policies may be changed by the Board of Trustees upon 60 days’ notice to shareholders of the applicable Fund.

Investment Policies.  Set forth below is additional information on each Fund’s investment policies and strategies.  Unless otherwise indicated, each of the Funds is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.  The Funds do not represent that these techniques are available now or will be available in the future.

Options on Securities and Securities Indices and Currency Transactions.  The Funds may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes to increase total return, subject to the limitations set forth below.  Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies and interest rates and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes, which may involve speculation.  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

The Large Cap Value Fund may write covered calls on securities or securities indices for purposes of hedging against a decline in the value of the respective portfolio securities.  The Small Cap Core Fund may write covered calls, purchase calls, purchase put options and write covered put options on securities and securities indices both for hedging and return enhancement purposes.  The Small Cap Core Fund may also seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments, such as financial futures contracts and options thereon.

The Large Cap Value Fund may not write a covered call option if, as a result thereof, the aggregate value of the Fund’s portfolio securities subject to outstanding call options (valued at the lower of the option price or the market value of the underlying securities) or the amount deposited in a segregated account would exceed 5% of the Fund’s total assets.  The Small Cap Core Fund may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its total assets.

Securities Options.  Each Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to a Fund, force the sale or purchase of Fund securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When a Fund writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by a Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice.  In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which a Fund may write covered call options.  For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Fund may compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Funds may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Funds’ investment adviser (“Credit Suisse” or the “Adviser”), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter (“OTC”) market.  When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.  Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction.  So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Fund effects a closing purchase transaction.  A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, a Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund.  The Funds, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class, which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that a Fund and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

These limits may restrict the number of options a Fund will be able to purchase on a particular security.

Securities Index Options.  Each Fund may purchase and write exchange-listed and put and call options on securities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  Some securities index options are based on a broad market index, such as the New York Stock Exchange (“NYSE”) Composite Index, or a narrower market index such as the Standard & Poor’s 100 Index.  Indexes may also be based on a particular industry or market segment.

Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different.  Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities index options may be offset by entering into closing transactions as described above for securities options.

OTC Options.  The Small Cap Core Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

Each Fund may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option.  Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to a Fund.  Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Currency Exchange Transactions.  The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.  Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options.  In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.  Each Fund may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

A Fund may also enter into forward currency contracts with respect to specific transactions.  For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction.  The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, a Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund.  To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

Currency Options.  The Small Cap Core Fund may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  The Funds’ currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options.  If the value of the foreign currency does decline, a Fund will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against a price decline if the issuer’s creditworthiness deteriorates.

Futures Activities.  Each Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.  These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.  Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be “bona fide hedging” will not exceed 5% of a Fund’s net asset value (or “NAV”) after taking into account unrealized profits and unrealized losses on any such contracts it has entered.  Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies.  Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Contracts.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes.  A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by a Fund upon entering into a futures contract.  Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  The Funds will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses.  In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin.  In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect a Fund’s performance.

Options on Futures Contracts.  Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Fund.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.  Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the “SEC”) with respect to coverage of forward currency contracts; options written by the Funds on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price.  A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Each Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Hedging Generally.  The Funds may enter into options, futures and currency exchange transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.

In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of a Fund’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Funds’ hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect a Fund’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

Each Fund will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Funds of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized.  In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all.  The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

Foreign Investments.  The Small Cap Core Fund may invest up to 20% of the value of its net assets in securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. (“foreign securities”).  The Large Cap Value Fund may invest up to 10% of its total assets in foreign securities.  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country’s economy and cause investments in that country to lose money.  Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund’s domestic investments as well.  Each Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since each Fund may invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Fund’s investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund’s assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Fund with respect to its foreign investments.  Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.  See “Currency Exchange Transactions” and “Futures Activities” above.

Information.  Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

Increased Expenses.  The operating expenses of a Fund, to the extent it invests in foreign securities, can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund associated with foreign investing, such as custodial costs, valuation costs and communication costs, are higher than those costs incurred by other investment companies.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Privatizations.  All of the Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.

Depository Receipts.  Assets of the Funds may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”), instruments that evidence ownership of underlying securities issued by a foreign corporation.  ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent.  ADRs are typically issued by a U.S. bank or trust company.  EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depository Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.  The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.  For purposes of the Funds’ investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Emerging Markets.  Each Fund may, to the extent permitted by its percentage restriction in foreign securities, invest in securities of issuers located in less developed countries considered to be “emerging markets.” Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Funds may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities of the United States are:  instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Fannie Mae and Freddie Mac bonds).

Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the companies did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the

Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into preferred stock purchase agreements (“PSPAs”) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  Each Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Money Market Obligations.  Each of the Funds is authorized to invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations.  Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

Each Fund may invest up to 5% of its assets in securities of money market mutual funds, including those that are affiliated with the Fund or Credit Suisse, when Credit Suisse believes that it would be beneficial to a Fund and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Repurchase Agreements.  The Funds may enter into repurchase agreements with respect to marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.  The Funds may enter into repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the “1940 Act”).

Convertible Securities.  Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.  Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether a Fund should continue to hold the securities.

REITs.  Each Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the “Code”).  By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

Securities of Other Investment Companies.  Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund’s total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Lending of Portfolio Securities.  Each Fund may each seek to receive or increase income by lending their respective portfolio securities.  Each Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice.  Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund involved.  From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.”

By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  Although the generation of income is not an investment objective of the Funds, income received could be used to pay a Fund’s expenses and would increase an investor’s total return.  Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.  A Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.  Any loans of a Fund’s securities will be fully collateralized and marked to market daily.

Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.  Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction.  The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.  Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short Sales (Excluding Short Sales “Against the Box”).  The Small Cap Core Fund may from time to time sell securities short.  A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.  The Small Cap Core Fund may engage in short sales to a limited extent.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold.  The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.  Until it replaces the borrowed securities, the Fund will maintain a segregated account with its custodian at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

Short Sales “Against the Box.”  Each Fund may enter into short sales “against the box.”  No more than 10% of each Fund’s net assets (taken at the then current market value) may be held as collateral for such sales at any one time.  A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short.  It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately.  If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian.  While the short sale is open, a Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities.  These securities constitute a Fund’s long position.

A Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security).  In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns.  There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.  See

“Additional Information Concerning Taxes” for a discussion of the tax consequences to the Funds of effecting short sales against the box.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.

Reverse Repurchase Agreements.  The Small Cap Core Fund may enter into reverse repurchase agreements.  Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest.  At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked to market directly and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or Fund securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

Warrants.  The Small Cap Core Fund may invest up to 5% of its total assets in warrants.  Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.  The Fund may invest in warrants to purchase newly created equity securities consisting of common and preferred stock.  The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.  This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.  This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.  In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security.  If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities.  The Large Cap Value Fund may invest up to 10%, and the Small Cap Core Fund may invest up to 15%, of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing.  A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  A Fund’s investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Nasdaq Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and, therefore, subject to each Fund’s limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Interest Only and Principal Only Instruments.  The Small Cap Core Fund may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as “IOs” (interest only) and “POs” (principal only).  IOs and POs issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC to be illiquid securities.

Borrowing.  Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  The Funds expect that some of their borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Small Capitalization and Emerging Growth Companies; Unseasoned Issuers.  At least 80% of the Small Cap Core Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of small market capitalization companies, which, for the purposes of this Fund, are those companies whose market capitalization is within the range of capitalizations of companies in the S&P 600 Index.  Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.  Investments in small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years (“unseasoned issuers”), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.  In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.  Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  These companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning these companies than for larger, more established ones.

“Special Situation” Companies.  Each Fund (the Small Cap Core Fund without limit) may invest in securities of companies in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends.  “Special situation” companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in “special situations” offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

INVESTMENT RESTRICTIONS

The fundamental investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the relevant Fund’s outstanding shares (each, a “Fundamental Restriction”).  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The investment limitations numbered 1 through 10 are Fundamental Restrictions.   The investment limitations numbered 11 through 13 may be changed by a vote of the Board at any time.

Each Fund may not:

1.     Purchase the securities of any one issuer other than the United States government or any of its agencies or instrumentalities if immediately after such purchase more than 5% of the value of the Fund’s assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

2.     Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries, and provided further, that there is no limitation for the Funds in respect of investments in U.S. government securities or, for the Small Cap Core Fund, in municipal bonds (including industrial development bonds).  A Fund may be deemed to be concentrated to the extent that it invests more than 25% of its total assets in taxable municipal securities issued by a single issuer;

3.     Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

4.     Borrow money, except to the extent permitted under the 1940 Act;

5.     Act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Funds or the Adviser might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, and except, with respect to the Small Cap Core Fund, to the extent that in connection with the disposition of portfolio securities such Fund may be deemed to be an underwriter;

6.     Invest more than 10% of the value of its net assets in the aggregate in restricted securities or other instruments not having a ready market, including repurchase agreements not terminable within seven days.  Securities freely saleable among qualified institutional investors under special rules adopted by the SEC (“Rule 144A Securities”) are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board.  The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity.  Restricted securities will be valued in such manner as the Trustees of Credit Suisse Capital Funds in good faith deem appropriate to reflect their value;

7.     With respect to the Large Cap Value Fund, invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, subject to the limitation in paragraph 6;

8.     Issue any senior security within the meaning of the 1940 Act (except to the extent that when-issued securities transactions, forward commitments, stand-by commitments or reverse repurchase agreements may be considered senior securities and except that the hedging transactions in which the Funds may engage and similar investment strategies are not treated as senior securities);

9.     Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

10.   Invest in commodities except that the Fund may purchase and sell futures contracts and options on futures contracts;

11.   Pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act;

12.   With respect to the Small Cap Core Fund, invest more than 15% of the value of the Fund’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations; or

13.   With respect to the Large Cap Value Fund, invest in other investment companies except to the extent permitted by the 1940 Act.

The Funds do not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets.

PORTFOLIO VALUATION

The following is a description of the procedures used by each Fund in valuing its assets.

Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”).  If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent bid quotation as of the

Valuation Time or at the lowest asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).  If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided.  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to each Fund).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to each Fund).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to each Fund).

Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of each Fund.  In addition, the Board of each Fund or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  If the value of a security has been materially affected by events occurring after the relevant market closes, but before a Fund calculates its NAV, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board of the Fund.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Fund’s NAV is not calculated.  As a result, calculation of each Fund’s NAV may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying each Fund’s investment program to achieve its investment objective.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

Credit Suisse will select portfolio investments and effect transactions for the Funds.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive only brokerage or research service in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.   For the fiscal year ended October 31, 2009, neither Fund paid any brokerage commissions to brokers and dealers who provided such research services.

All orders for transactions in securities or options on behalf of a Fund are placed by Credit Suisse with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), the Fund’s distributor and an affiliate of Credit Suisse, and affiliates of Credit Suisse Group AG.  A Fund may utilize CSAMSI or affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

Neither Fund paid any commissions to affiliated broker-dealers during the fiscal years ended October 31, 2007, 2008 and 2009, respectively.

Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as a Fund.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Funds.  In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for each of the Funds may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  A Fund will engage in this practice, however, only when Credit Suisse, in its sole discretion, believe such practice to be otherwise in the Fund’s interest.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Funds paid brokerage commissions as follows:

Fund	Year	Commissions
Large Cap Value Fund	2009	$519,087
	2008	$244,371
	2007	$257,031
Small Cap Core Fund	2009	$411,006
	2008	$268,414
	2007	$681,187

The increase in brokerage commissions for both Funds from 2008 to 2009 was due to the increase in each Fund’s portfolio turnover rate.  The decrease in brokerage commissions for Small Cap Core Fund from 2007 to 2008 was due to the Fund’s use of a basket trading model.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, or Credit Suisse Securities (USA) LLC or any affiliated person of such companies.  In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

As of October 31, 2009, the Large Cap Value Fund and the Small Cap Core Fund held the following securities of its regular brokers or dealers:

Large Cap Value Fund: Name of Securities	Aggregate Value

Citigroup, Inc.	$1,773,015
Investment Technology Group, Inc.	$8,628
Street Bank and Trust Co. Euro Time Deposit	$1,500,000
State Street Corp.	$79,762
The Goldman Sachs Group, Inc.	$2,569,567
Jefferies Group, Inc.	$2,610
JPMorgan Chase & Co.	$6,010,703
Morgan Stanley	$1,631,696
The Charles Schwab Corp.	$3,468
U.S. Bancorp	$2,328,966
Wells Fargo & Co.	$4,510,528

Small Cap Core Fund Name of Securities	Aggregate Value

Investment Technology Group, Inc.	$148,617
State Street Bank and Trust Co. Euro Time Deposit	$1,610,000

PORTFOLIO TURNOVER

The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.  Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by a Fund have resulted and could continue to result in high portfolio turnover.  For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

It is not possible to predict the Funds’ portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs.  In addition, gains realized from portfolio turnover may be taxable to shareholders.  For the fiscal years ended October 31, 2008 and 2009, the Large Cap Value Fund’s turnover rates were 179% and 489% and the Small Cap Core Fund’s turnover rates were 195% and 423%, respectively.  Markets bottomed in the first quarter and then rallied strongly as governments around the world stimulated economies.  Credit Suisse repositioned the Fund’s portfolio in an effort to capture this upward move.  This led to the increase in portfolio turnover in 2009 versus 2008.

MANAGEMENT OF THE FUNDS

Officers and Board of Trustees.

The business and affairs of the Funds are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts.  The Trustees approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds’ investment adviser, sub-advisers as applicable, custodian and transfer agent.  The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

The names and years of birth of each Fund’s Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1941	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Starcomms PLC (telecommunications company).

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since 2001	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	11	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) in 2007.

(1)    Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1937	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	11	Director of Carlisle Companies Incorporated (diversified manufacturing company) from 1995 to 2009.

Steven N. Rappaport Lehigh Court LLC 555 Madison Ave., 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Trustees; Nominating Committee Chairman and Audit Committee Member	Trustee since 2001 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13

Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Prism Medical (medical devices) from 2004 to 2005.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor funds since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1967	Chief Legal Officer since 2006; Vice President and Secretary since 2004.	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Ownership in Securities of the Funds and Fund Complex.

As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*

Independent Trustees

Enrique R. Arzac	Large Cap Value Fund: A	E

Small Cap Core Fund: A

Jeffrey E. Garten	Large Cap Value Fund: A	B

Small Cap Core Fund: B

Peter F. Krogh	Large Cap Value Fund: A	D

Small Cap Core Fund: A

Steven N. Rappaport	Large Cap Value Fund: B	E

Small Cap Core Fund: B

Committees and Meetings of Trustees.

Each Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not “interested persons” of the Funds as defined in the 1940 Act (“Independent Trustees”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the

*    Key to Dollar Ranges:

A.       None

B.        $1 - $10,000

C.        $10,001 - $50,000

D.       $50,001 - $100,000

E.        Over $100,000

Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during each Fund’s fiscal year ended October 31, 2009.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee met twice during each Fund’s fiscal year ended October 31, 2009.

The Nominating Committee will consider for nomination to the Board candidates submitted by a Fund’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act.  If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

Effective June 30, 2009, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual retainer of $60,000 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  For any additional meetings the Board members are paid a meeting fee of $300 per Fund.  The Independent Chairman receives an annual fee of $25,000 and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee of the Fund.  Prior to June 30, 2009 each Trustee received an annual fee of $1,500 per Fund and $200 for each meeting of the Board attended by him for his services as Trustee of the Fund, and was reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee receives an annual fee of $200 per Fund, and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee of the Fund.

Mr. Rappaport has informed the Fund that his former employer, Loanet, Inc. (“Loanet”), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse).  He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively.  Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet.  Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001.  On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. (“SunGard”).  Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001.  Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

Trustees’ Total Compensation for Fiscal Year Ended October 31, 2009.

Name of Trustee	Large Cap Value Fund	Small Cap Core Fund	All Investment Companies in the Credit Suisse Fund Complex	Total Number of Funds for Which Trustee Serves Within Fund Complex
Non-Interested Trustees
Enrique R. Arzac	$3,796	$3,796	$125,410	13
Jeffrey E. Garten	$3,333	$3,333	$65,875	11
Peter F. Krogh	$3,133	$3,133	$63,675	11
Steven N. Rappaport	$4,877	$4,877	$136,258	13
Interested Trustee
Michael E. Kenneally(1)	$750	$750	$15,000	None

(1)                                  Mr. Kenneally resigned from the Board effective December 31, 2008.

Each Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings.

As of February 4, 2010, the Trustees and Officers as a group owned of record less than 1% of each Fund’s outstanding shares.

Proxy Voting Policy.

Each Fund has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy.  The Proxy Voting Policy and Procedures appear as Appendix A to this SAI.  Each Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  Each Fund’s

Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 877-870-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings.

Each Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is each Fund’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Fund’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  Each Fund’s policies apply to all of the Fund’s service providers that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings.

Each Fund’s policies and procedures provide that information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Fund shareholders.  In the event of a conflict of interest between a Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests.  In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

Each Fund’s policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

Neither a Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, each Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Fund’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as each Fund’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of a Fund, Credit Suisse and CSAMSI.  Each Fund’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

Each Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

Each Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund.  Set forth below is a list, as of February 1, 2010, of those parties with which Credit Suisse, on behalf of each Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination
State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

Boston Financial Data Services, Inc. (“BFDS”) (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of each Fund’s ongoing operations to: the Fund’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund’s Independent Trustees; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which a Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, each Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Lipper	Monthly	5th business day of following month

S&P	Monthly	2nd business day of following month

Thomson Financial/Vestek	Quarterly	5th business day of following month

Each Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The ability of each Fund, the Adviser and CSAMSI, as the co-administrator of each Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that each Fund’s policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Advisory Agreements.

Credit Suisse, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Advisory Agreement between each Fund and Credit Suisse continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board of Trustees or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing each Fund in accordance with the Fund’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund.  General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds’ Boards of Trustees in such manner as the Boards determine to be fair and accurate.  Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

Each Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

Each Fund or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to the Funds, Credit Suisse will be paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rates as follows:

Fund	Annual Rate
Large Cap Value Fund	0.50% of average daily net assets

Small Cap Core Fund

Lower of

(a) 0.70% of average daily net assets; or

(b) 0.875% of its average daily net assets up to $100 million;

0.75% of its average daily net assets in excess of $100 million but less than $200 million; and 0.625% of its average daily net assets over $200 million

Prior to December 1, 2006, the Funds paid advisory fees, which were computed daily and paid monthly, at the annual rates set forth below:

Fund	Annual Rate
Large Cap Value Fund	0.75% of average daily net assets up to $75 million
0.50% of average daily net assets over $75 million

Small Cap Core Fund	0.875% of average daily net assets up to $100 million
0.75% of average daily net assets in excess of $100 million but less than $200 million 0.625% of average daily net assets over $200 million

For the fiscal year ended October 31, 2009, the Funds paid advisory fees to Credit Suisse at the following rates (net of any voluntary waivers or reimbursements): 0.36% for Large Cap Value Fund and 0.40% for Small Cap Core Fund.

Credit Suisse and the Fund’s co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

Advisory Fees Paid to Credit Suisse.

For the past three fiscal years ended October 31, the Funds paid Credit Suisse advisory fees, and Credit Suisse waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements, as follows:

October 31, 2009

Fund	Fees Paid (after waivers)	Waivers	Reimbursements
Large Cap Value Fund	$505,329	$198,343	$0
Small Cap Core Fund	$333,309	$250,099	$0

October 31, 2008

Fund	Fees Paid (after waivers)	Waivers	Reimbursements
Large Cap Value Fund	$1,143,857	$0	$0
Small Cap Core Fund	$1,184,391	$0	$0

October 31, 2007

Fund	Fees Paid (after waivers)	Waivers	Reimbursements
Large Cap Value Fund	$1,581,123	$0	$0
Small Cap Core Fund	$2,012,680	$0	$0

Administration Agreements.

CSAMSI and State Street serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.09% of the average daily net assets for the Common, Class A, Class B and Class C shares.  Prior to December 1, 2006, CSAMSI received a fee calculated daily and paid monthly at the annual rate of 0.10% of the average daily net assets for the Common, Class A, Class B and Class C shares.

For the past three fiscal years ended October 31, the Funds paid CSAMSI administration fees, and CSAMSI waived fees and/or reimbursed expenses of the Funds under the Administration Agreements as follows:

October 31, 2009

Fund	Fees Paid (After Waivers)	Waivers	Reimbursements
Large Cap Value Fund	$126,661	$0	$0
Small Cap Core Fund	$75,010	$0	$0

October 31, 2008

Fund	Fees Paid (After Waivers)	Waivers	Reimbursements
Large Cap Value Fund	$205,895	$0	$0
Small Cap Core Fund	$152,279	$0	$0

October 31, 2007

Fund	Fees Paid (After Waivers)	Waivers	Reimbursements
Large Cap Value Fund	$284,527	$0	$0
Small Cap Core Fund	$260,634	$0	$0

Effective January 1, 2007, for the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Fund Complex, 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion subject to an annual minimum fee, exclusive of out-of-pocket expenses.  Prior to January 1, 2007, each Fund paid State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Fund Complex, 0.035% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion subject to an annual minimum fee, exclusive of out-of-pocket expenses.  Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.  For the fiscal year ended October 31, 2007, the Large Cap Value Fund and Small Cap Core Fund paid State Street fees under the State Street Co-Administration Agreement of $100,375 and $102,550, respectively.  For the fiscal year ended October 31, 2008, the Large Cap Value Fund and Small Cap Core Fund paid State Street fees under the State Street Co-Administration Agreement of $98,944 and $100,835, respectively.  For the fiscal year ended October 31, 2009, the Large Cap Value Fund and Small Cap Core Fund paid State Street fees under the State Street Co-Administration Agreement of $115,574 and $84,349, respectively.

State Street has been engaged by the Fund to act as the Fund’s securities lending agent.  The Fund’s securities lending arrangement provides that the Fund and State Street will share the income earned from securities lending activities.  Generally, the Fund will receive 70% and State Street will receive 30% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement.

Portfolio Managers

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers of the Fund includes both a fixed base salary component and bonus component.  The discretionary bonuses for the portfolio managers is not tied by formula to the performance of any fund or account.  The factors taken into account in determining the portfolio managers’ bonuses include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, the portfolio managers may participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

The Funds’ portfolio managers also manage client accounts that sell securities short. As such, Credit Suisse may purchase or sell a security in one or more of its long-only accounts under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its accounts under management that hold securities short, and certain Credit Suisse client accounts may contain securities sold short that are simultaneously held as long positions in certain of the long-only accounts advised by Credit Suisse. Credit Suisse has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

The Funds’ portfolio managers manage certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio managers in that the portfolio managers may have an incentive to allocate the investment opportunities that they believe might be the most profitable to such other accounts instead of allocating them to a Fund. Credit Suisse has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.  Although Credit Suisse believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Credit Suisse and its clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Credit Suisse has not identified in the summary above.

Portfolio Managers’ Ownership of Securities

As reported to the Funds, the information in the following table reflects each portfolio manager’s beneficial ownership of shares of each Fund as of December 31, 2009.

Name	Large Cap Value Fund Shares Beneficially Owned*	Small Cap Core Fund Shares Beneficially Owned*
Jordan Low	A	A
Constantin Fillitti	A	A
Timothy Schwider	A	A

Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts

As reported to the Funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers and the total assets managed within each category as of October 31, 2009.

*      Key to Dollar Ranges:

A.         None

B.         $1 - $10,000

C.         $10,001 - $50,000

D.         $50,001 - $100,000

E.          Over $100,000

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jordan Low	9	$698.81 million	12	$1,625.64 million	6	$848.26 million
Constantin Filitti	9	$698.81 million	12	$1,625.64 million	6	$848.26 million
Timothy Schwider	9	$698.81 million	12	$1,625.64 million	6	$848.26 million

The advisory fee for one of these accounts, which has a total of $98.84 million as of October 31, 2009, is based on the performance of the account.

Code of Ethics.

Each Fund, Credit Suisse, and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including:  (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

The Board of each Fund reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent.

State Street acts as the custodian for each Fund and also acts as the custodian for the Funds’ foreign securities pursuant to a Custodian Agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities, and (e) makes periodic reports to the Funds’ Board of Trustees concerning each Fund’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds.  For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts  02111.

BFDS, an affiliate of State Street, serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent’s operations with respect to the Funds.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts  02021-2809 .

Distribution and Shareholder Servicing.

Distributor.  CSAMSI serves as distributor of the Funds’ shares and offers each Fund’s shares on a continuous basis.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.  CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares.  CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives.  CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2010.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to a fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

Common Shares.  Each Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the “Common Shares 12b-1 Plan”), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI a fee calculated at an annual rate of 0.25% of the average daily net assets of the Common shares of each Fund.  This fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons (“Service Providers”), for providing Services (as defined below) to the Fund.  Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan (“Selling Services”) and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of each Fund, as set forth in each Fund’s Common Shares 12b-1 Plan (“Shareholder Services,” and together with Selling Services, “Services”).

Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the

Fund’s distributor or transfer agent.  Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.  In providing compensation for Services in accordance with Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

For the fiscal year ended October 31, 2009, each Fund’s Common Shares paid the following amounts pursuant to the Common Shares 12b-1 Plan:

Fund	Payment
Small Cap Core Fund	$34,742
Large Cap Value Fund	$0

During the fiscal year ended October 31, 2009, CSAMSI spent the fees paid under the Large Cap Value Fund’s and Small Cap Core Fund’s Common Shares’ 12b-1 Plan as follows:

	Large Cap Value Fund	Small Cap Core Fund
Advertising	$0	$0
Printing and mailing prospectuses for promotional purposes	$0	$0
Compensation to broker-dealers	$410	$602
People-related and occupancy	$73,379	$81,119
Other	$0	$13,196

Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, “Service Organizations”) or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by the Fund in proper form will be priced at the Fund’s NAV next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

For administration, subaccounting, transfer agency and/or other services, Credit Suisse or its affiliates may pay Service Organizations a fee of up to 0.50% of the average annual value of accounts with the Funds maintained by such Service Organizations.  Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund.  The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.  Each Fund may reimburse Credit Suisse part of this fee at rates they would normally pay to the transfer agent for providing the services.

Advisor Shares.  The Large Cap Value Fund has entered into an agreement (the “Agreement”) with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries (“Institutions”) to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) (“Customers”) who are beneficial owners of Advisor Shares.  The Agreement is governed by a distribution plan (the “Advisor Shares 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Large Cap Value Fund pays in consideration for services, a fee calculated at an annual rate of 0.50% of the average daily net assets of the Advisor Shares of the Fund, although under the Advisor Shares 12b-1 Plan the Fund is authorized to pay up to 0.75% of the Fund’s Advisor Class shares.  Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund.

For the fiscal year ended October 31, 2009, the Large Cap Value Fund paid $9,871 pursuant to the Advisor Shares 12b-1 Plan, all of which was paid to Institutions.

Certain Institutions may receive additional fees from CSAMSI, Credit Suisse or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Fund.  Institutions may also be reimbursed for marketing and other costs.  Additional fees may be up to 0.25% per year of the value of the Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in the Fund.  Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution.  To the extent that CSAMSI, Credit Suisse or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or their shareholders.

An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets).  Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund’s co-administration and distribution and shareholder servicing arrangements.  A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares.  Prospectuses are available from the Fund’s distributor upon request.  No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

During the fiscal year ended October 31, 2009, CSAMSI spent the fees paid under Large Cap Value Fund’s Advisor Shares 12b-1 Plan as follows:

Large Cap Value Fund
Advertising	$0
Printing and mailing prospectuses for promotional purposes	$0
Compensation to broker-dealers	$0
People-related and occupancy	$74,315
Other	$2,539

Class A, Class B and Class C Shares.  Each Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares (“A Shares 12b-1 Plan”, “B Shares 12b-1 Plan” and “C Shares 12b-1 Plan”, respectively).  Each of the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes of shares.

The A Shares 12b-1 Plans currently provide that a service fee of 0.25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI.  The B Shares 12b-1 Plans currently provide that:  (i) an asset based sales charge of 0.75% per year and (ii) a service fee of 0.25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI.  The C Shares 12b-1 Plans currently provide that:  (i) an asset-based sales charge of 0.75% per year, and (ii) a service fee of 0.25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.

For the fiscal year ended October 31, 2009, each Fund paid CSAMSI under its 12b-1 Plans as follows:

Fund	Class A 12b-1 Plan	Class B 12b-1 Plan	Class C 12b-1 Plan
Large Cap Value Fund	$338,229	$22,862	$8,484
Small Cap Core Fund	$151,923	$31,112	$55,395

During the fiscal year ended October 31, 2009, CSAMSI spent the fees paid under each Fund’s A Shares 12b-1 Plan as follows:

	Large Cap Value Fund	Small Cap Core Fund
Advertising	$0	$0
Printing and mailing prospectuses for promotional purposes	$0	$0
Compensation to broker-dealers	$133,227	$99,794
People-related and occupancy	$149,134	$108,148
Other	$763	$9,111

During the fiscal year ended October 31, 2009, CSAMSI spent the fees paid under each Fund’s B Shares 12b-1 Plans as follows:

	Large Cap Value Fund	Small Cap Core Fund
Advertising	$0	$0
Printing and mailing prospectuses for promotional purposes	$0	$0
Compensation to broker-dealers	$7,286	$12,052
People-related and occupancy	$74,544	$75,026
Other	$860	$609

During the fiscal year ended October 31, 2009, CSAMSI spent the fees paid under each Fund’s C Shares 12b-1 Plans as follows:

	Large Cap Value Fund	Small Cap Core Fund
Advertising	$0	$0
Printing and mailing prospectuses for promotional purposes	$0	$0
Compensation to broker-dealers	$9,598	$61,889
People-related and occupancy	$73,696	$76,292
Other	$360	$2,175

With respect to sales of the Funds’ Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a “financial representative”), CSAMSI pays the financial representative a concession at the time of sale.  In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares.  The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares.  The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds.  The standard fees for the sales of Advisor Class shares are 0.50% of the assets of the equity and fixed income funds.  The standard compensation for the sales of Classes A, B and C shares are disclosed in the Funds’ Prospectus.  Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2010.  CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to the Fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a Fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

General.  Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by each Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans (“Independent Trustees”).  Any material amendment of any of the Common Shares 12b-1 Plan, the Advisor Shares 12b-1 Plan or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner.  The Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares.  Each of the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

Payments by the Funds to CSAMSI under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.

Organization of the Funds.

The Credit Suisse Capital Funds (previously the Credit Suisse Warburg Pincus Capital Funds) is a “series fund” comprised of the following diversified, open-end investment management companies, commonly known as “mutual funds”: Credit Suisse Large Cap Value Fund and Credit Suisse Small Cap Core Fund (collectively the “Capital Funds”).  The Credit Suisse Capital Funds is empowered to expand the series by establishing additional Funds with investment objectives and policies that differ from those of the current Funds.  The Credit Suisse Capital Funds also may offer additional classes of shares.

The Large Cap Value Fund and the Small Cap Core Fund are each authorized to issue an unlimited number of shares of beneficial interest divided into five classes, designated Class A, Class B, Class C, Class D and Common Class Shares.  In addition, the Large Cap Value Fund is also authorized to issue an unlimited number of shares of beneficial interest designated Advisor Class Shares.  Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Common Class shares have slightly different procedures for buying and selling shares and available services, as described in the Prospectus under “Buying and Selling Shares” and “Shareholder Services.”  In accordance with the Credit Suisse Capital Funds’ Amended and Restated Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.  Currently, each of the Large Cap Value Fund and Small Cap Core Fund offer three classes of shares, designated Class A, Class B and Class C; the Small Cap Core Fund is also offering Common Class shares and the Large Cap Value Fund is also offering Advisor Class shares.  The Large Cap Value Fund issues Common Class shares only in reinvestment of dividends and distributions.

The Credit Suisse Capital Funds was formed on November 26, 1985 as a “business trust” under the laws of The Commonwealth of Massachusetts.  Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances.  The Amended and Restated Agreement and Declaration of Trust, however, provides that shareholders of Credit Suisse Capital Funds shall not be subject to any personal liability for the acts or obligations of Credit Suisse Capital Funds and that every written obligation, contract, instrument or undertaking made by Credit Suisse Capital Funds shall contain a provision to that effect.  Upon payment of any liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Fund. The Trustees intend to conduct the operation of Credit Suisse Capital Funds, with the advice of counsel, in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of Credit Suisse Capital Funds.

The Amended and Restated Agreement and Declaration of Trust further provide that no Trustee, officer, employee or agent of Credit Suisse Capital Funds is liable to Credit Suisse Capital Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of Credit Suisse Capital Funds, except such liability as may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties.  It also provides that all third parties shall look solely to the property of Credit Suisse Capital Funds or the property of the appropriate Fund for satisfaction of claims arising in connection with the affairs of Credit Suisse Capital Funds or of the particular Fund, respectively.  With the exceptions stated, the Amended and Restated Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of Credit Suisse Capital Funds against all liability in connection with the affairs of Credit Suisse Capital Funds.

All shares of Credit Suisse Capital Funds when duly issued will be fully paid and non-assessable.  The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series or for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies or restrictions, may create additional series or classes of shares.  Any issuance of shares of such additional series or classes would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts.

General.

Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate NAV and performance quotations in the same manner.  Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares.  Class B shares convert to Class A shares after on the fifth day of the month following the eighth anniversary of the purchase date.  Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares.  Common Class shares of the Small Cap Core Fund can only be purchased by certain types of investors, as outlined in the Fund’s Common Class Prospectus.  Common Class shares of the Large Cap Value Fund are closed to new investments. Unless the context clearly suggests otherwise, references to a Fund in this Prospectus are to the Fund as a whole and not to any particular class of the Fund’s shares.

Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Trustee of each Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.  Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds on the Credit Suisse Funds web site at www.credit-suisse.com/us.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

The offering price of each Fund’s shares is equal to the per share NAV of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.

As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance.  The Funds retain the right to waive such fee in their sole discretion.  This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen.  No certificates are issued for fractional shares (although such shares remain in the shareholder’s account on the books of the Funds).

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds’ behalf.  A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Common Class Shares.  To purchase Common shares directly from the Small Cap Core Fund, contact the Fund to obtain an application.  Fill it out and mail it to the Fund along with an investment check, payable to “Credit Suisse Funds.”  The Fund cannot accept “starter” checks that do not have your name preprinted on them.  The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund.  These types of checks may be returned to you and your purchase order may not be processed.

The Common Class shares of the Small Cap Core Fund are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) registered investment advisers (“RIAs”), (4) broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors/Trustees of the Funds or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made.  Any Common Class shareholder of the Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same social security number.  Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares.  Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder’s account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

Class A Shares, Class B Shares and Class C Shares.  Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds.  All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder’s account at NAV after receipt in good order and deduction of any applicable sales charge.

From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds’ Class A shares, Class B shares or Class C shares.  Some may establish higher minimum investment requirements than set forth in the Prospectus.  Firms may arrange with their clients for other investment or administrative services.  Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s return.  Firms also may hold the Funds’ Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers.  In such instances, the Funds’ transfer agent will have no information with respect to or control over the accounts of specific shareholders.  Such shareholders may obtain access to their accounts and information about their accounts only from their firm.  Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts.  In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.  Some firms may have access to their clients’ direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends.  Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services.  The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms’ material regarding their fees and services.

For the fiscal year ended October 31, 2009, CSAMSI received $18,976 and $7,405 on the sale of Class A shares of Large Cap Value Fund and Small Cap Core Fund, respectively, of which CSAMSI retained $2,621 and $1,164, respectively.  For the fiscal year ended October 31, 2009, CSAMSI did not receive contingent deferred sales charges (“CDSCs”) on redemptions of Class A shares of Large Cap Value Fund and Small Cap Core Fund.  For the fiscal year ended October 31, 2008, CSAMSI received $14,710 and $14,881 on the sale of Class A shares of Large Cap Value Fund and Small Cap Core Fund, respectively, of which CSAMSI retained $1,955 and $2,323, respectively.  For the fiscal year ended October 31, 2008, CSAMSI did not receive CDSCs on redemptions of Class A shares of Large Cap Value Fund and Small Cap Core Fund.  For the fiscal year ended October 31, 2007, CSAMSI received $514 and $24,716 on the sale of Class A shares of Large Cap Value Fund and Small Cap Core Fund, respectively, of which CSAMSI retained $67 and $4,068, respectively.  For the fiscal year ended October 31, 2007, CSAMSI did not receive CDSCs on redemptions of Class A shares of Large Cap Value Fund and Small Cap Core Fund.

For the fiscal year ended October 31, 2009, CSAMSI received $421 and $318 in CDSCs on redemptions of Class B shares of Large Cap Value Fund and Small Cap Core Fund, respectively.  For the fiscal year ended October 31, 2008, CSAMSI received $2,741 and $1,477 in CDSCs on redemptions of Class B shares of Large Cap Value Fund and Small Cap Core Fund, respectively.  For the fiscal year ended October 31, 2007, CSAMSI received $0 and $114 in contingent deferred sales charges on redemptions of Class B shares of Large Cap Value Fund and Small Cap Core Fund, respectively.

For the fiscal year ended October 31, 2009, CSAMSI received $0 and $197 in contingent deferred sales charges on redemptions of Class C shares of Large Cap Value Fund and Small Cap Core Fund, respectively.  For the fiscal year ended October 31, 2008, CSAMSI received $349 and $488 in contingent deferred sales charges on redemptions of Class C shares of Large Cap Value Fund and Small Cap Core Fund, respectively.  For the fiscal year ended October 31, 2007, CSAMSI did not receive contingent deferred sales charges on redemptions of Class C shares of Large Cap Value Fund and Small Cap Core Fund.

Redemptions.

General.  Shares of the Funds may be redeemed at a redemption price equal to the NAV per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Funds, and certain redemptions of Class A shares of the Funds.

Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit.  (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.  Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund at the beginning of the period.

Automatic Cash Withdrawal Plan.  An automatic cash withdrawal plan (the “Plan”) is available to shareholders who wish to receive specific amounts of cash periodically.  Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment.  To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in a Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it.  Withdrawal payments should not be considered as income from investment in a Fund.  As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Funds may be subject to a deferred sales charge.

Special Provisions Applicable to Each Fund’s Class B and Class C Shares Only.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of the Lesser of Dollars Invested or Redemption Proceeds

First	4.0%
Second	3.0%
Third	2.0%
Fourth	1.0%
After Fourth	0.0%

For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Contingent Deferred Sales Charge — General.  The following example will illustrate the operation of the contingent deferred sales charge on Class B shares.  Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000.  If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge.  The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership.  Investments are tracked on a monthly basis.  The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received.  For example, an investment made on September 10, 2009 will be eligible for the second year’s charge if redeemed on or after October 1, 2010.  In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.  CSAMSI receives any contingent deferred sales charge directly.

The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by Credit Suisse or its affiliates.

A limited Contingent Deferred Sales Charge (“Limited CDSC”) is imposed by each of the Funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.  The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

Redemption Fee.  Subject to the exceptions described below, the Small Cap Core Fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Small Cap Core Fund to offset costs associated with short-term trading.  For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

•                  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

•                  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder’s retirement accounts in Credit Suisse funds

•                  hardship withdrawals, upon receipt of appropriate documentation

•                  redemptions upon the death or disability of the shareholder, plan participant or beneficiary.  “Disability” means a total disability as evidenced by a determination by the U.S. Social Security Administration

•                  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code

•                  involuntary redemptions resulting from a shareholder’s failure to maintain a minimum investment in the Small Cap Core Fund

•                  redemptions and exchanges effected by other mutual funds holding shares of the Fund

•                  otherwise as Credit Suisse or the Small Cap Core Fund may determine in their sole discretion

As noted above, the redemption fee is applicable to Fund shares purchased through a financial intermediary. In these circumstances, the Small Cap Core Fund relies on the financial intermediary to assess the fee.  Financial intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently from the Fund. If you are investing in Fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the Fund.

The Small Cap Core Fund may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The Fund may continue to make its shares available through such financial intermediaries. The Fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the Small Cap Core Fund’s use of redemption fees may not fully eliminate excessive short-term trading in Fund shares or insulate long-term shareholders from associated costs or other dilution of the value of Fund shares.

For the fiscal year ended October 31, 2009, the Small Cap Core Fund received $3, $0, $6 and $2 in fees on the redemptions of Class A, Class B, Class C and Common Class shares, respectively.

EXCHANGE PRIVILEGE

An exchange privilege with certain other funds advised by Credit Suisse is available to investors in each Fund.  A Common shareholder of a Fund may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values.  An Advisor shareholder of the Large Cap Value Fund may exchange Advisor shares of the Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values.  Class A, Class B or Class C shareholder of a Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential.  Not all Credit Suisse Funds offer all classes of shares.

If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund’s NAV determined at the end of that business day.  Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge.  The Funds may refuse exchange purchases at any time without prior notice.

The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold.  When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption.  Therefore, the investor may realize a taxable gain or loss in connection with the exchange.  Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange.  For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 877-870-2874.

The Funds reserve the right to refuse exchange purchases by any person or group if, in Credit Suisse’s judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a “market timing” strategy) is discerned.  The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.

The Funds reserve the right to refuse any purchase or exchange request, including those from any person or group who, in a Fund’s view, is likely to engage in excessive or short-term trading.  If a Fund rejects an exchange, your redemption will be priced at the next-computed NAV.  In determining whether to accept or reject a purchase or exchange request, each Fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders.  The Funds are intended to be a longer-term investment and not a short-term trading vehicle.  Because excessive or short-term trading can hurt a Fund and its shareholders, the Funds try to identify persons and groups who engage in market timing and reject purchase or exchange orders from them.  However, a Fund’s efforts to curb market timing may not be entirely successful.  In particular, a Fund’s ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts.  As a result, a Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests.  Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules.  Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds.

Each Fund intends to continue to qualify as a regulated investment company each taxable year under the Code.  To so qualify, each Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  Each Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income.  The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  Each Fund currently expects to distribute any such excess annually to its shareholders.  Under certain applicable rules a Fund may treat certain capital losses or foreign currency losses resulting from transactions after October 31 as occurring on the first day of the next taxable year, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

In any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations.

The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

A Fund’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Zero Coupon Securities.  A Fund’s investments in zero coupon securities, if any, may create special tax consequences.  While zero coupon securities do not make interest payments, a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity.  Under the U.S. federal income tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of a Fund.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by a Fund that lock in gain on an “appreciated financial position.”  Generally, a “position” is defined as an interest in stock, a debt instrument, or partnership interest, including through a short sale, an option, or a future or forward contract.  The entry into a short sale or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that a Fund enters into may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by a Fund.  In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that a Fund must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to a Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

Options and Section 1256 Contracts.  If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed in an exchange, the Fund will generally recognize short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale.  However, a Fund’s investment in so-called “section 1256 contracts,” such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-

market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of a Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not section 1256 contracts.

Swaps.  As a result of entering into swap contracts, a Fund may make or receive periodic net payments.  It may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.  The tax treatment of many types of credit default swaps is uncertain.

Income from some derivatives not used as a hedge or otherwise directly connected to a Fund’s business of investing in securities may not meet the 90% qualifying income requirement of the Code.  If such income, and other non-qualifying income, were to exceed 10% of a Fund’s income, the Fund would not qualify as a regulated investment company for U.S. federal income tax purposes.

Short Sales.  In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Currency Transactions.  In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).  In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” from unlisted options will be treated as ordinary income or loss and from the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates.  In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions.  Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss.  In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his Shares.

Tax Credit Bonds. If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive Foreign Investment Companies.  If a Fund acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Fund may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Fund.  Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes.  If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  A Fund may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes.  Dividends and interest (and in some cases capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.  Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

Taxation of U.S. Shareholders.

Dividends and Distributions.  Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.  All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  However, qualified dividend income does not include any dividends received from tax-exempt corporations.  Also, dividends received by a Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual, estate or trust receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.  An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends and distributions paid by a Fund attributable to dividends on stock of U.S. corporations received by the Fund and meeting certain holding period requirements will qualify for the deduction for dividends received by corporations.  Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of Shares.  Upon the sale or exchange of the shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis in the shares.  A redemption of shares by a Fund will be treated as a sale for this purpose.  Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting an investment within a family of mutual funds.

Backup Withholding.  A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For foreign shareholders of the Fund, a distribution attributable to the Fund’s sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 35% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distribution is attributable to distributions from a REIT to the Fund. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Fund’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of Fund shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS.  PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PwC, with principal offices at 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for each Fund.  The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY  10019, serves as counsel for each Fund and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of January 31, 2010, the names, addresses and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of each Fund’s outstanding shares were as follows:

	CLASS A	CLASS B	CLASS C	COMMON CLASS	ADVISOR CLASS

SMALL CAP CORE FUND
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers* Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151				17.33%
Equitable Life FBO SEP Acct 65 on Behalf of Various 401(k) Expediter Plans* Attn. Ken Butka VP 200 Plaza Dr. HM-2 Secaucus, NJ 07094-3607	6.43%
Fidelity Investment Institutional Operations Cnt as Agent for Certain Employee Benefit Plans* 100 Magellan Way Covington, KY 41015-1999				25.36%
Merrill Lynch Pierce Fenner & Smith Inc.* Building 1 Team A Floor 2 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484			5.76%
National Financial Services Corp. FBO Customers* A/C# SV8849-8436 P.O. Box 3908 Church St. Station New York, NY 10008-3908				8.49%
Nationwide Trust Company FSB* C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029				8.51%
LARGE CAP VALUE FUND
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers* Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	13.75%
Fidelity Investment Institutional Operations Cnt as Agent for Certain Employee Benefit Plans* 100 Magellan Way Covington, KY 41015-1999	5.73%
Merrill Lynch Pierce Fenner & Smith Inc.* Building 1 Team A Floor 2 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484		8.94%	13.80%

	CLASS A	CLASS B	CLASS C	COMMON CLASS	ADVISOR CLASS
National Financial Services Corp. FBO Customers* Church St. Station P.O. Box 3908 New York, NY 10008-3908					10.26%
Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303-2052		6.75%	5.46%
Priac Cust FBO Various Retirement Plans* 801 Pennsylvania Ave. Kansas City, MO 64105-1307					88.39%
RBC Capital Markets Corp. FBO Louis Gritz IRA 22776 El Dorado Dr. Boca Raton, FL 33433-6001			25.45%

*The Fund does not believe these entities are the beneficial owners of the shares held of record by them.

FINANCIAL STATEMENTS

The audited Annual Report of each Fund for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.  Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 877-870-2874.

APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 12, 2009

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated as Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Appendix C*

Fee Arrangement for the Sale of Common Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

A G Edwards & Sons Inc

0.25% plus Networking Reimbursement - (for Level One accounts we will pay $6/account ($1.50/qtr); for Level Three accounts we will pay $12/account ($3/qtr); and for Level Four accounts we will pay $6/account ($1.50/qtr);

.3% of average daily value for all shares

ADP Broker-Dealer, Inc.	0.25%

Ridge Clearing & Outsourcing Solutions, Inc.	Up to 0.25% for all programs other than index funds — .15% for index funds

Advisors Clearing Network, Inc.	0.25%

American General Ret. Services	0.40%

JP Morgan Securities Corp.	0.25%

Charles Schwab & Co	0.40% for qualifying shares

CIBC World Markets Corp	0.25%

Citigroup Global Markets Inc.

0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program

ING Advisors Inc.	0.35% of equity funds; 0.25% of fixed income funds

City National Bank	0.35% of equity funds; 0.25% of fixed income funds

Dain Rauscher Incorporated	0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%

TD Ameritrade Institutional	0.25%

Dreyfus Trust Co	0.25%

E*Trade Securities	0.25% of equity funds; 0.20% of fixed income funds

Fidelity Investments (FIIOC)	For certain funds: 0.40%/0.25% on average net assets

First Union National Bank	0.40% of equity funds; 0.25% of fixed income funds

FSC Securities Corp.	0.30%

GWFS Equities, Inc.	0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)

Hewitt Associates LLC	0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more

ICMA-RC Services, LLC	0.30%

Linsco Private Ledger	0.15% for existing clients or 0.25% for new clients

Marshall & Ilsley Trust Co., NA	0.30%

*         This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds.  Some of these classes may not be offered by your Fund.

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

Metlife Securities, Inc.	Up to 0.35%

Metropolitan Life Ins Co.	0.25%

Morgan Stanley Dean Witter	0.25%

National Investor Service Corp	0.35%

Nationwide Financial Services Inc	Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in

Prudential Investment Management Services, LLC	0.30%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Raymond James & Associates, Inc

•      0.20%

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•      0.20%

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

RBC Dain Rauscher Inc	0.20%

TD Ameritrade Trust Company	0.25% of equity funds; 0.15% of fixed income funds

Royal Alliance Associates	0.30%

Sunamerica Securities	0.30%

The Prudential Insurance Company of America	0.25%

The Vanguard Group	0.25%

UBS Financial Services	0.30%

USAA Investment Management Co	0.30% of equity funds; 0.20% of fixed income funds

AIG Retirement Advisors	0.40%

Wachovia Securities, LLC	0.30%

Wells Fargo Bank MN, N.A.	0.35%

Wells Fargo Retirement Plan Services	0.35%

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

MSCS Financial Services LLC	For all available Credit Suisse Funds, the fee rate shall be 0.40%, except that for Credit Suisse Commodity Return Strategy Fund, the fee rate shall be 0.25%

Union Bank of California	0.20% of equity funds; 0.10% of fixed income

Fee Arrangement for the Sale of Advisor Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

American General Ret. Services	0.75%

ING Advisors Inc.	.50%

Charles Schwab	.50% for retirement plan shares.

First Union National Bank

(i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan record keeper from a party unaffiliated with First Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform

GWFS Equities, Inc.	0.75% of equity funds; 0.50% of fixed income funds

Marshall & Ilsely Trust Co., NA	Standard 12b-1 plus 0.20% Sub TA

Metlife Securities, Inc.	0.50% and 1% finders fee on the gross of all new contributions

MSCS Financial Services LLC

0.50% for all available Equity Funds and 0.25% for all available Fixed Income Funds;  in addition to the fees stated above, sub-transfer agency fee equal to 0.20% of the average daily net assets of Advisor Class Fund shares

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.75%, provided, however, that the fee will be 0.25% with respect to the Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than GPC Securities

Prudential Investment Management Services, LLC	0.65% of equity funds; 0.40% of fixed income funds

Raymond James & Associates, Inc

•      Standard 12b-1 fee, plus;

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•      Standard 12b-1 fee, plus;

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

AIG Retirement Advisors	0.75%

Vertical Management Systems	Standard 12b-1 plus 0.15% Sub TA

Wachovia Securities	.50% for all funds

Union Bank of California	0.40%

Fee Arrangement for the Sale of Classes A, B and C

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

A G Edwards & Sons Inc	In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account

Charles Schwab	$20 annual per position maintenance fee; $6 annual networking fee

Citigroup Global Markets Inc.	In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05% annually)

Linsco Private Ledger

12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL

Morgan Stanley DW Inc.

•      Standard 12b-1 fee, plus;

•      0.20% of an investor’s total purchase amount:  (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer

•      0.05% per year of the total value of all “Qualifying Shares”

•      Networking fee of $10.00 annually ($2.50 per quarter) for each qualifying position and with respect to qualifying positions where MS serves in capacity of investment adviser on an account that is subject to “ERISA”, MS shall receive 0.05% (5 bps) annually on the aggregate assets of qualifying positions for such a/c’s.

National Investor Service Corp	Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter

Raymond James & Associates, Inc

•      Standard 12b-1 fee, plus;

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•      Standard 12b-1 fee, plus;

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

Sungard Investment Products Inc.	0.25% for servicing fee plus 0.10% for sub-accounting fee

UBS Financial Services

Standard fees plus .05% of all sales of fund shares during a year that Agreement is in effect excluding sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and .075% of the net asset value of all fixed income shares in UBS-FS accounts.  We will be billed for Networking fees at a rate of $12/year per account

Fee Arrangement for the Sale of Class A Shares With Load Waived

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

American General Ret. Services	0.50%

Fidelity Investments (FIIOC)	The following Class A funds will receive .40 bp’s on average net assets: Large Cap Value A, High Income A, Large Cap Blend A

TD Ameritrade Trust Company

12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the Distributor or Adviser will pay to Service Provider a total of (1) 12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark Investment Services, Inc.

GE Financial Trust Company	The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%

GWFS Equities, Inc.	0.50%

J.P. Morgan Retirement Plan Services LLC	0.45%

Mercer HR Outsourcing LLC	0.50%

MetLife Securities, Inc.

0.25% and an additional 0.15% for equity funds, and an additional 0.15% for fixed income funds following the first twelve months of investment; plus a monthly “finders fee” according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to $50,000,000; 0.25% above $50,000,000

MSCS Financial Services LLC	standard 12b-1 of 0.25% plus a sub-transfer agency fee equal to 0.20% of the average daily net assets of Class A fund shares held by or on behalf of Service Organization’s customers

National Financial Services

0.35 + additional .10 for assets under Retirement FundsNetwork plus annual maintenance fee per Fund (based on December brokerage month end assets): $4500 (<$2.5 million). $3000 ($2.5 - $5.0 million), and $0 (>$5.0 million).

NYLIM Service Company LLC	0.40%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Prudential Investment Management Services LLC	0.30%

Wachovia Bank, NA	0.50%

Wachovia Securities, LLC	0.30%

Charles Schwab & Co.	0.40%

Fee Arrangements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”)

Class A, B and C, Common and Advisor Classes

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

•      One-time account set-up fee of $50,000.

•      Class A, B or C Shares:

•      A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

•      An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

•      An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

•      An annual fee of 0.10% on net assets held in the ERISA Accounts.

•      Class C Shares:

•      Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).

•      Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.

•      Common Class (and certain Institutional) Shares:*

•      An annual fee of 0.10% on net assets in ERISA Accounts; and,

•      An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

•      Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the “Plans”):

• $16 of Processing Fee annually per each position of each Fund in a Plan;

• A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

•      With respect to the Fund shares held by Plans through the “Investment Only Trading Platform,” a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

Fee Arrangements with Pershing

Class A, B and C, Common and Advisor Classes

•      Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

•      Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation (“NSCC”).

•      Under the “Clearance-Fee-Waiver-Program,” Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

•      Under the “FundVest Program,” Pershing is paid the following compensation: (a) 0.40% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares

•      Under the “FundVest Institutional Program,” Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

Fee Arrangements with

Fidelity Brokerage Services LLC, National Financial Services LLC, and Fidelity Investments Institutional Operations Management Securities, Inc. (FIIOC)

Part I — Universal Fees

The fees set forth in this Part I apply to both the Brokerage Channels and FIIOC Channel:

A.     Start Up Fees

Fund/Agent shall pay to NFS a one-time start up fee (“Start Up Fee”) for Fidelity’s initial set up and preparation to support a new group or family of Funds.  The amount of the Start Up Fee is $15,000.00. and shall be due and payable to NFS within 30 days following the availability of any such Fund through the Channels.

B.            CUSIP Fee

Fund/Agent shall pay to NFS a fee (“CUSIP Fee”) to add any Transaction Fee Fund to the Fidelity System in order to make such Fund available to the Channels.  The amount of the CUSIP Fee is $6,000 per CUSIP not already available on the Fidelity System as of the execution date of this Agreement, however, this fee shall be waived for No Transaction Fee Funds in the Brokerage Channel, and shall be due and payable to NFS upon the establishment of the CUSIP on the Fidelity System.

Part II     — Brokerage Channel Fees

A.      Asset-Based Fee for No Transaction Fee Fund Program

For the services provided to the Brokerage Channels by NFS and FBS hereunder in connection with those funds indicated on Exhibit C as participating in the No Transaction Fee (“NTF”) Fund program, Fund/Agent shall pay to NFS a fee equal to 0.40 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS (determined by multiplying the number of such shares times the publicly-reported net asset value of each share), excluding the value of (i) shares that were held by customers as a Transaction Fee Fund in a Fidelity brokerage account prior to the effective date of the Agreement and (ii) shares first placed or purchased in a Fidelity brokerage account after the termination of the Agreement (the “Brokerage Channels Asset-Based Fee”). A subsequent reclassification of any such shares will not exempt the reclassified shares from the Brokerage Channels Asset-Based Fee.

Such amount shall be calculated daily and paid monthly in arrears. Subsequent to each month-end, NFS shall send to Fund/Agent a statement of the market value of shares of the Fund for which the fee is calculated for the preceding month, together with a statement of the amount of the Brokerage Channels Asset-Based Fee. In the calculation of such fee, NFS’ records shall govern unless Fund/Agent can demonstrate that the number of shares or Fund price(s) used in such calculation is inaccurate.

B.      Position Reimbursement Fees

Fund/Agent shall pay to NFS an annual position reimbursement fee (“Position Fee”) with respect to each separate Fund position held in any customer account of FBS or Correspondent as set forth below.

(i)      Networking Per Position Fees

For each Fund which participates in NSCC Fund/SERV networking level 3 in a fully-disclosed manner, Fund/Agent shall pay to NFS an annual networking per position reimbursement fee subject to the tiered structure set forth in the Summary of Fees above for each separate Fund position held in any customer account of Fidelity or Correspondent, which fee shall be calculated and payable in quarterly installments in arrears per Fund position.

Each separate Fund position that is considered in the calculation of the Asset-Based Fee paid to NFS is not subject to the Networking Per Position Fee.

(ii) Omnibus Fees for Transaction Fee Funds

For each Transaction Fee Fund which does not participate in NSCC Fund/SERV networking level 3 system in a fully-disclosed manner, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position reimbursement fee (“TF Per Position Fee”) subject to the tiered structure set forth in the Summary of Fees above for each separate Fund position held in any customer account of Fidelity or Correspondent, which fee shall be calculated and payable in quarterly installments in arrears per Fund position.

C.      Monthly Minimum Fees

(i)      Each Fund which participates in NSCC Fund/SERV networking level 3 in a fully-disclosed manner will be subject to a per Fund monthly minimum maintenance fee (“Monthly Minimum Fee”) of $500.00.  The Monthly Minimum Fee is waived if the average assets per Brokerage Channel CUSIP exceed $3.5 million (as measured by dividing the total market value of all Brokerage Channel shares subject to this Agreement as of the current month-end by the total number of Brokerage Channel Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Brokerage Channel Asset-Based Fees invoiced by Fidelity during the same period.

(ii)     Each non-NTF Fund which does not participate in NSCC Fund/SERV networking level 3 system in a fully-disclosed manner will be subject to a per Fund monthly minimum maintenance fee (“Monthly Minimum Fee”) of $500.00.  The Monthly Minimum Fee is waived if the average assets per Brokerage Channel CUSIP exceed $3.5 million (as measured by dividing the total market value of all Brokerage Channel shares subject to this Agreement as of the current month-end by the total number of Brokerage Channel Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Brokerage Channel Asset-Based Fees invoiced by Fidelity during the same period.

(iii)    Each No Transaction Fee Fund which does not participate in NSCC Fund/SERV networking level 3 system in a fully-disclosed manner will be subject to a per Fund monthly minimum maintenance fee (“NTF Monthly Minimum Fee”) of $1,000.00.  The NTF Monthly Minimum Fee is waived if the average assets per Brokerage Channel CUSIP exceed $3.5 million (as measured by dividing the total market value of all Brokerage Channel shares subject to this

Agreement as of the current month-end by the total number of Brokerage Channel Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Brokerage Channel Asset-Based Fees invoiced by Fidelity during the same period.

Part III — FIIOC Channel Service Payment

For the services provided to the FIIOC Channel by FIIOC hereunder, Fund/Agent shall pay to FIIOC the amounts set forth on Exhibit C equal to a percentage per annum of the average aggregate amount invested in the Funds through the FIIOC Plans each calendar month (the “FIIOC Channel Service Payment”).  The average aggregate amount invested through the FIIOC Plans over a calendar month shall be computed by totaling the FIIOC Plans’ daily investments during the month and dividing such total by the actual number of calendar days in the month.  Daily investments shall include amounts invested by the FIIOC Plans either directly or indirectly in the Funds including, but not limited to, direct investments in the Funds and investments in the Funds by “strategy funds” and other customized FIIOC Plan investment options contemplated by Exhibit H.

FIIOC shall calculate the FIIOC Channel Service Payment at the end of each calendar month and shall forward an invoice to Fund/Agent, along with such other supporting data as may be reasonably requested by Fund/Agent. In the calculation of such fee, FIIOC’s records shall govern unless Fund/Agent can demonstrate that the number of shares or Fund price(s) used in such calculation is inaccurate.

Part IV - General

This Part IV applies to both the Brokerage Channels and FIIOC Channel:

Fidelity acknowledges that payment of any Asset-Based Fees described herein may be financed in whole or in part by a Fund in accordance with that Fund’s plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”).  Neither the characterization of such fee as being financed by a 12b-1 Plan nor the termination, suspension, or modification of any Fund’s 12b-1 Plan will in any event affect the obligation of the Fund/Agent to pay the entirety of the fees described herein and any failure to pay such fees may, in Fidelity’s sole discretion, constitute a breach of this Agreement.

Fund/Agent’s acceptance of a trade in a Fund constitutes Fund/Agent’s agreement to be bound by the terms of this Exhibit A with respect to said Fund.

Upon prior written notice to Fund/Agent, Fidelity may change, amend, or waive any fee or the method of payment thereof under this Agreement and Fidelity may issue to Fund/Agent a new or replacement Exhibit A or other writing documenting such change, amendment, or waiver.  Such change, amendment, or waiver shall be effective on the date stated in such notice.  The acceptance by Fund/Agent of any order after the date stated in such notice shall represent Fund/Agent’s agreement to pay such fees to Fidelity.

All fees are due thirty (30) days upon receipt of invoice.  Payment shall be by wire transfer or other form acceptable to Fidelity and shall be separate from payments related to redemption proceeds and distributions. If Fund/Agent fails to remit such fees within 30 days, Fund/Agent will be subject to a monthly 1.0% (12% per annum) late charge on aggregate outstanding balances.